EXHIBIT 10.31

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of June 7, 2013 (the “Effective Date”) among HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation with an office located at 400 Hamilton Avenue, Palo Alto, California (“HTGC”), as collateral agent (in such capacity, the “Collateral Agent”), the Lenders listed on Schedule 1.1 hereof or otherwise a party hereto from time to time including HTGC in its capacity as a Lender and HERCULES TECHNOLOGY III, L.P., a Delaware limited partnership (“HTIII”; each a “Lender” and collectively, the “Lenders”), and ANACOR PHARMACEUTICALS, INC., a Delaware corporation with offices located at 1020 East Meadow Circle, Palo Alto, California  94303-4230, and each of its domestic Subsidiaries who is added pursuant to a Joinder Agreement (collectively, “Borrower”), provides the terms on which the Lenders shall lend to Borrower and Borrower shall repay the Lenders.  The parties agree as follows:

1.                                      ACCOUNTING AND OTHER TERMS

1.1                               Accounting terms not defined in this Agreement shall be construed in accordance with GAAP.  Calculations and determinations must be made in accordance with GAAP.  Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 14.  All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein. All references to “Dollars” or “$” are United States Dollars, unless otherwise noted.

2.                                      LOANS AND TERMS OF PAYMENT

2.1                               Promise to Pay.  Borrower hereby unconditionally promises to pay each Lender, the outstanding principal amount of all Term Loans advanced to Borrower by such Lender and accrued and unpaid interest thereon and any other amounts due hereunder as and when due in accordance with this Agreement.

2.2                               Term Loans.

(a)                                  Availability.

(i)                                     Term A Loan.  Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, to make term loans to Borrower on the Effective Date in an aggregate amount of Thirty Million Dollars ($30,000,000) according to each Lender’s Term A Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term A Loan”, and collectively as the “Term A Loans”).  After repayment, no Term A Loan may be re-borrowed.

(ii)                                  Term B Loan.  Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Second Draw Period, to make term loans to Borrower, in an aggregate amount of up to Ten Million Dollars ($10,000,000) according to each Lender’s Term B Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term B Loan”, and collectively as the “Term B Loans”).  After repayment, no Term B Loan may be re-borrowed.

(iii)                               Term C Loan.  Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Third Draw Period, to make term loans to Borrower in an aggregate amount up to Five Million Dollars ($5,000,000) according to each Lender’s Term C Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term C Loan”, and collectively as the “Term C Loans”; each Term A Loan, Term B Loan, or Term C Loan is hereinafter referred to singly as a “Term Loan” and the Term A Loans, Term B Loans and Term C Loans are hereinafter referred to collectively as the “Term Loans”).  After repayment, no Term C Loan may be re-borrowed.

(b)                                 Repayment.  Borrower shall make monthly payments of interest only commencing on the first (1st) Payment Date following the Funding Date of the Term Loans, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date.

Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal and interest (mortgage style), in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loans, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to thirty (30) months, or, if the Amortization Date has been extended to July 1, 2015, twenty-four months.  All unpaid principal and accrued and unpaid interest with respect to the Term Loans is due and payable in full on the Maturity Date.  The Term Loans may only be prepaid in accordance with Sections 2.2(c) and 2.2(d).  Borrower agrees that the Prepayment Fee is a reasonable calculation of Lenders’ lost profits in view of the difficulties and impracticality of determining actual damages resulting from an early repayment of the Term Loans.

(c)                                  Mandatory Prepayments.  If the Term Loans are accelerated following the occurrence of an Event of Default, Borrower shall immediately pay to Lenders, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of: (i) all outstanding principal of the Term Loans plus accrued interest thereon through the prepayment date, (ii) the Prepayment Fee, plus (iii) all other sums, that shall have become due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts.

(d)                                 Permitted Prepayment of Term Loans.  Borrower shall have the option to prepay all or any part of the Term Loans advanced by the Lenders under this Agreement, provided Borrower (i) provides written notice to Collateral Agent of its election to prepay the Term Loans (or any portion thereof) at least ten (10) days prior to such prepayment, and (ii) pays to the Lenders on the date of such prepayment, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of (A) outstanding principal amount of the Term Loans being prepaid plus accrued interest thereon through the prepayment date, (B) the Prepayment Fee, plus (C) all other sums, that shall have become due and payable, including Lenders’ Expenses, if any, and interest at the Default Rate with respect to any past due amounts.

2.3                               Payment of Interest on the Advances.

(a)                                  Interest Rate.  Subject to Section 2.3(b), the principal amount outstanding under the Term Loans shall accrue interest at a variable per annum rate equal to the Basic Rate, determined by Collateral Agent on the Funding Date of the applicable Term Loan, which interest shall be payable monthly in accordance with Sections 2.2(b) and 2.3(e).  Interest shall accrue on each Term Loan commencing on, and including, the day on which the Term Loan is made, and shall accrue on a Term Loan, or any portion thereof, for the day on which the Term Loan or such portion is paid.

(b)                                 Default Interest. Immediately upon the occurrence and during the continuance of an Event of Default, Obligations shall bear interest at a rate per annum which is five percentage points (5.00%) above the rate that is otherwise applicable thereto (the “Default Rate”).  Payment or acceptance of the increased interest rate provided in this Section 2.3(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Collateral Agent.

(c)                                  360-Day Year.  Interest shall be computed on the basis of a 360-day year consisting of twelve (12) months of thirty (30) days.

(d)                                 Debit of Accounts.  Collateral Agent and each Lender may debit any of Borrower’s deposit accounts, including the Designated Deposit Account, for principal and interest payments or any other amounts Borrower owes the Lenders under the Loan Documents when due.  These debits shall not constitute a set-off.

(e)                                  Payments.  Except as otherwise expressly provided herein, all loan payments by Borrower hereunder shall be made to the respective Lender to which such payments are owed, at such Lender’s office in immediately available funds on the date specified herein. Unless otherwise provided, interest is payable monthly, in arrears, on the Payment Date of each month.  Payments of principal and/or interest received after 1:00 p.m. California time are considered received at the opening of business on the next Business Day.  When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest,

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

as applicable, shall continue to accrue until paid. All payments to be made by Borrower hereunder or under any other Loan Document, including payments of principal and interest made hereunder and pursuant to any other Loan Document, and all fees, expenses, indemnities and reimbursements, shall be made without set-off, recoupment or counterclaim, in lawful money of the United States and in immediately available funds. Each Lender will initiate debit entries to the Borrower’s account as authorized on the ACH Authorization on each payment date of all periodic obligations payable to Lender under the applicable Term Loans.

2.4                               Secured Promissory Notes.  If so requested by a Lender by written notice to Borrower, then Borrower shall execute and deliver to such Lender (and/or, if applicable and if so specified in such notice, to any person who is an assignee of such Lender pursuant to Section 12.1 or 13.12) (promptly after the Borrower’s receipt of such notice) a Secured Promissory Note in the form attached as Exhibit D hereto (each a “Secured Promissory Note”), that shall be repayable as set forth herein.  As applicable, Borrower irrevocably authorizes each Lender to make or cause to be made, on or about the Funding Date of any Term Loan or at the time of receipt of any payment of principal on such Lender’s Secured Promissory Note, an appropriate notation on such Lender’s Secured Promissory Note Record reflecting the making of such Term Loan or (as the case may be) the receipt of such payment.  The outstanding amount of each Term Loan set forth on such Lender’s Secured Promissory Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender’s Secured Promissory Note Record shall not limit or otherwise affect the obligations of Borrower hereunder or under any Secured Promissory Note to make payments of principal of or interest on any Secured Promissory Note when due.  Upon receipt of an affidavit of an officer of a Lender as to the loss, theft, destruction, or mutilation of its Secured Promissory Note, Borrower shall issue, in lieu thereof, a replacement Secured Promissory Note in the same principal amount thereof and of like tenor.

2.5                               Fees.  Borrower shall pay to the Lenders:

(a)                                  Facility Fee.  A fully earned, non-refundable facility fee of Four Hundred Fifty Thousand Dollars ($450,000) to be shared between the Lenders pursuant to their respective Commitment Percentages which shall be due and payable on the Effective Date;

(b)                                 Prepayment Fee.  The Prepayment Fee, when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares; and

(c)                                  Lenders’ Expenses.  All Lenders’ Expenses (including reasonable attorneys’ fees and expenses for documentation and negotiation of this Agreement) incurred through and after the Effective Date, when due.

2.6                               Withholding.  Payments received by Lenders from Borrower hereunder will be made free and clear of any withholding taxes.  Specifically, however, if at any time any Governmental Authority, applicable law, regulation or international agreement requires Borrower to make any such withholding or deduction from any such  payment or other sum payable hereunder to Lenders, Borrower hereby covenants and agrees that the amount due from Borrower with respect to such payment or other sum payable hereunder will be increased to the extent necessary to ensure that, after the making of such required withholding or deduction, each Lender receives a net sum equal to the sum which it would have received had no withholding or deduction been required and Borrower shall pay the full amount withheld or deducted to the relevant Governmental Authority.  Borrower will, upon request, furnish Lenders with proof reasonably satisfactory to Lenders indicating that Borrower has made such withholding payment provided, however, that Borrower need not make any withholding payment if the amount or validity of such withholding payment is contested in good faith by appropriate and timely proceedings and as to which payment in full is bonded or reserved against by Borrower.  The agreements and obligations of Borrower contained in this Section 2.6 shall survive the termination of this Agreement.

3.                                      CONDITIONS OF LOANS

3.1                               Conditions Precedent to Initial Advance.  Each Lender’s obligation to make a Term A Loan is subject to the condition precedent that Collateral Agent shall consent to or shall have received, in form and substance satisfactory to Collateral Agent, such documents, and completion of such other matters, as Collateral Agent may reasonably deem necessary or appropriate, including, without limitation:

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(a)                                  duly executed original signatures to the Loan Documents to which Borrower is a party, in all cases in form and substance reasonably acceptable to each Lender;

(b)                                 certified copy of resolutions of Borrower’s board of directors evidencing approval of (i) the Term Loans and other transactions evidenced by the Loan Documents; and (ii) the Warrant and transactions evidenced thereby with a Corporate Borrowing Certificate substantially in the form of Exhibit E;

(c)                                  duly executed original signatures to Control Agreements with each domestic financial institution with which Borrower maintains bank and/or securities accounts;

(d)                                 the Operating Documents of Borrower and good standing certificates of Borrower  certified by the Secretary of State of the State of Delaware and each state in which Borrower is qualified to conduct business, each as of a date no earlier than thirty (30) days prior to the Effective Date;

(e)                                  the Perfection Certificate for Borrower and each Subsidiary of Borrower;

(f)                                    duly executed original signatures to an officer’s certificate for Borrower, in a form acceptable to Collateral Agent;

(g)                                 Collateral Agent shall have received certified copies, dated as of a recent date, of such financing statement searches, as Collateral Agent shall request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the initial Advance, will be terminated or released;

(h)                                 a landlord’s consent executed in favor of Collateral Agent in respect of each of Borrower’s leased locations;

(i)                                     a copy of any applicable Registration Rights Agreement or Investors’ Rights Agreement and any amendments thereto;

(j)                                     a legal opinion of Borrower’s counsel dated as of the Effective Date together with the duly executed original signatures thereto;

(k)                                  a payoff letter from Oxford in respect of the Existing Indebtedness;

(l)                                     evidence that (i) the Liens securing Indebtedness owed by Borrower to Oxford will be terminated and (ii) the documents and/or filings evidencing the perfection of such Liens, including without limitation any financing statements and/or control agreements, have or will, concurrently with the initial Advance, be terminated;

(m)                               evidence satisfactory to Collateral Agent that the insurance policies required by Section 6.5 hereof are in full force and effect, together with appropriate evidence showing loss payable and/or additional insured clauses or endorsements in favor of Collateral Agent, for the ratable benefit of the Lenders; and

(n)                                 payment of the fees and Lenders’ Expenses then due as specified in Section 2.5 hereof.

3.2                               Conditions Precedent to all Advances.  The obligation of each Lender to make each Advance, including the initial Advance, is subject to the following conditions precedent:

(a)                                  receipt by Collateral Agent of an executed Advance Request Form in the form of Exhibit B attached hereto with respect to the Term A Loan, in the form of Exhibit B-1 attached hereto with respect to the Term B Loan, and in the form of Exhibit B-2 with respect to the Term C Loan,  duly executed original Secured Promissory Notes in favor of each Lender according to its Term Loan Commitment Percentage (if requested by Lender); and, with respect to the Term C Loan, confirmation of the Federal Drug Administration’s approval of Tavaborole.

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)                                 the representations and warranties in Section 5 hereof shall be true, in all material respects on the date of the Advance Request Form and on the Funding Date of each Advance; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, and no Event of Default shall have occurred and be continuing or result from the Advance.  Each Advance is Borrower’s representation and warranty on that date that the representations and warranties in Section 5 hereof are true, accurate and complete in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date;

(c)                                  in such Lender’s sole discretion, there has not been any Material Adverse Change or any material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Lenders, or any material adverse change in the business, operations or financial condition of Borrower; and

(d)                                 payment of the fees and Lenders’ Expenses then due as specified in Section 2.5 hereof.

3.3                               Covenant to Deliver.  Borrower agrees to deliver to Collateral Agent each item required to be delivered to Collateral Agent under this Agreement as a condition precedent to any Advance.  Borrower expressly agrees that an Advance made prior to the receipt by Collateral Agent of any such item shall not constitute a waiver by the Lenders of Borrower’s obligation to deliver such item, and any such Advance in the absence of a required item shall be made in each Lender’s sole discretion.

3.4                               Procedures for Borrowing.  Subject to the prior satisfaction of all other applicable conditions to the making of a Term Loan set forth in this Agreement, to obtain a Term Loan, Borrower shall notify Lenders (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 1:00 p.m. California time three (3) Business Days prior to the date the Term Loan is to be made.  Together with any such electronic or facsimile notification, Borrower shall deliver to Lenders by electronic mail or facsimile a completed Advance Request Form executed by a Responsible Officer or his or her designee.  Lenders may rely on any telephone notice given by a person whom Lenders believe is a Responsible Officer or designee.  On the Funding Date, each Lender shall credit and/or transfer (as applicable) to Borrower’s Designated Deposit Account, an amount equal to its Term Loan Commitment.

4.                                      CREATION OF SECURITY INTEREST

4.1                               Grant of Security Interest.  Borrower hereby grants Collateral Agent, for the ratable benefit of the Lenders, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Collateral Agent, for the ratable benefit of the Lenders, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof.  Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral, subject only to Permitted Liens that are permitted by the terms of this agreement to have priority to Collateral Agent’s Lien.  If Borrower shall acquire a commercial tort claim (as defined in the Code), Borrower shall promptly notify Collateral Agent in a writing signed by Borrower of the general details thereof  (and further details as may be required by Collateral Agent) and grant to Collateral Agent, for the ratable benefit of the Lenders, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Collateral Agent.

If this Agreement is terminated, Collateral Agent’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are repaid in full in cash.  Upon payment in full in cash of the Obligations and at such time as the Lenders’ obligation to make Advances has terminated, Collateral Agent shall, at Borrower’s sole cost and expense, release its Liens in the Collateral and all rights therein shall revert to Borrower.

4.2                               Authorization to File Financing Statements.  Borrower hereby authorize Collateral Agent and Lenders to file financing statements or take any other action required to perfect Collateral Agent’s security interests in the Collateral, without notice to Borrower, with all appropriate jurisdictions to perfect or protect Collateral

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Agent’s and each Lender’s interest or rights hereunder, including a notice that any disposition of the Collateral, except to the extent permitted by the terms of this Agreement, by Borrower or any other Person, shall be deemed to violate the rights of Collateral Agent and Lenders under the Code.  Such financing statements may indicate the Collateral as “all assets of the Debtor other than Debtor’s Intellectual Property” or words of similar effect, or as being of an equal or lesser scope, or with greater detail, all in Collateral Agent’s and Lenders’ discretion.

5.                                      REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants to Collateral Agent and the Lenders as follows at all times:

5.1                               Due Organization, Authorization: Power and Authority.  Borrower and each of its Subsidiaries is duly existing and Borrower is in good standing as Registered Organizations in its jurisdiction of organization and Borrower and each of its Subsidiaries is qualified and licensed to do business and is in good standing in any jurisdiction in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to have a material adverse effect on Borrower’s business.  In connection with this Agreement, Borrower has delivered to Collateral Agent a completed perfection certificate signed by an officer of Borrower (the “Perfection Certificate”) and attached hereto as Schedule 5.1.  Borrower represents and warrants that (a) Borrower’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof; (b) Borrower is an organization of the type and is organized in the jurisdiction set forth in the Perfection Certificate; (c) the Perfection Certificate accurately set forth Borrower’s organizational identification number or accurately states that Borrower has none; (d) the Perfection Certificate accurately set forth Borrower’s place of business, or, if more than one, its chief executive office as well as Borrower’s mailing address (if different than its chief executive office); (e) Borrower (and each of its respective predecessors) has not, in the past five (5) years, changed its jurisdiction of organization, organizational structure or type, or any organizational number assigned by its jurisdiction; and (f) all other information set forth on the Perfection Certificate pertaining to Borrower and each of its Subsidiaries is accurate and complete (it being understood and agreed that Borrower may from time to time update certain information in the Perfection Certificate (including the information set forth in clause (d) above) after the Effective Date to the extent permitted by one or more specific provisions in this Agreement).  If Borrower or any Subsidiary is not now a Registered Organization but later becomes one, Borrower shall notify Collateral Agent of such occurrence and provide Collateral Agent with such Person’s organizational identification number within five (5) Business Days of receiving such organizational identification number.

The execution, delivery and performance by Borrower of the Loan Documents to which it is a party have been duly authorized, and do not (i) conflict with any of Borrower’s organizational documents, including the Operating Documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, (iii) contravene, conflict or violate any applicable material order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its Subsidiaries or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect) or are being obtained pursuant to Section 6.1(b), or (v) constitute an event of default under any material agreement by which Borrower or any of its Subsidiaries or their respective properties is bound.  Borrower is not in default under any agreement to which it is a party or by which it or any of its assets is bound in which such default could reasonably be expected to have a material adverse effect on Borrower’s business.

5.2                               Collateral.

(a)                                  Borrower has good title to, has rights in, and the power to transfer each item of the Collateral upon which it purports to grant a Lien under the Loan Documents, free and clear of any and all Liens except Permitted Liens, and Borrower does not have any Deposit Accounts, Securities Accounts, Commodity Accounts or other investment accounts other than the Collateral Accounts or the other investment accounts, if any, described in the Perfection Certificate delivered to Collateral Agent in connection herewith with respect of which Borrower has given Collateral Agent notice and taken such actions as are necessary to give Collateral Agent a perfected security interest therein. The Accounts are bona fide, existing obligations of the Account Debtors.  Exhibit F, as may be updated by the Borrower in a written notice provided to Collateral Agent after the Effective Date, is a true, correct and complete list of (i) all banks and other financial institutions at which Borrower or any Subsidiary

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

maintains Deposit Accounts and (ii) all institutions at which Borrower or any Subsidiary maintains an account holding Investment Property, and such exhibit correctly identifies the name, address and telephone number of each bank or other institution, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.

(b)                                 On the Effective Date, the Collateral is not in the possession of any third party bailee (such as a warehouse) except as disclosed in the Perfection Certificate, and, as of the Effective Date, no such third party bailee possesses components of the Collateral in excess of Three Hundred Thousand Dollars ($300,000).  None of the components of the Collateral shall be maintained at locations other than as disclosed in the Perfection Certificate on the Effective Date or as permitted pursuant to Section 7.2.  In the event that Borrower, after the Effective Date, intends to store or otherwise deliver to a bailee any portion of the Collateral in excess of Three Hundred Thousand Dollars ($300,000), then Borrower will first receive the written consent of Collateral Agent and such bailee must execute and deliver a bailee agreement in form and substance reasonably satisfactory to Collateral Agent.

(c)                                  All Inventory is in all material respects of good and marketable quality, free from material defects.

(d)                                 Borrower is the sole owner of the Intellectual Property each respectively purports to own, except for non-exclusive licenses granted to its collaboration partners or customers in the ordinary course of business.  (i) Each of Borrower’s Patents is valid and enforceable and no part of Borrower’s Intellectual Property has been judged invalid or unenforceable, in whole or in part, and (ii) to the best of Borrower’s knowledge, no claim has been made that any part of the Intellectual Property or any practice by Borrower violates the rights of any third party except to the extent such claim could not reasonably be expected to have a material adverse effect on Borrower’s business.  Exhibit G is a true, correct and complete list of each of Borrower’s Patents, registered Trademarks, registered Copyrights, and material agreements under which Borrower licenses Intellectual Property from third parties (other than shrink-wrap software licenses), together with application or registration numbers, as applicable, owned by Borrower or any Subsidiary, in each case as of the Effective Date.  Borrower is not in material breach of, nor has Borrower failed to perform any material obligations under, any of the foregoing contracts, licenses or agreements and, to Borrower’s knowledge, no third party to any such contract, license or agreement is in material breach thereof or has failed to perform any material obligations thereunder.  Except as noted on the Perfection Certificate, Borrower is not a party to, nor is bound by, any material license or other agreement with respect to which Borrower is the licensee that (i) prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such license or agreement or any other property, or (ii) for which a default under or termination of could interfere with Collateral Agent’s and Lenders’ right to sell any Collateral.  Notwithstanding the foregoing, Borrower shall provide written notice to Collateral Agent and Lenders within ten (10) days of entering into or becoming bound by any such license or agreement (other than over-the-counter software that is commercially available to the public).  Borrower shall take such commercially reasonable steps as Collateral Agent requests to obtain the consent of, or waiver by, any Person whose consent or waiver is necessary for (i) all licenses or agreements to be deemed “Collateral” and for Collateral Agent to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such license or agreement, whether now existing or entered into in the future, and (ii) Collateral Agent shall have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Collateral Agent’s rights and remedies under this Agreement and the other Loan Documents.

5.3                               Litigation.  Except as disclosed on the Perfection Certificate, there are no actions, suits, investigations, or proceedings pending or, to the knowledge of the Responsible Officers, threatened in writing by or against Borrower or any of its Subsidiaries involving more than Two Hundred Fifty Thousand Dollars ($250,000.00).

5.4                               No Material Deterioration in Financial Condition; Financial Statements.  All consolidated financial statements for Borrower and its Subsidiaries delivered to Lenders fairly present, in all material respects the consolidated financial condition of Borrower and its Subsidiaries and the consolidated results of operations of Borrower and its Subsidiaries.  There has not been any material deterioration in the consolidated financial condition of Borrower and its Subsidiaries since the date of the most recent financial statements submitted to Lenders.

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5.5                               Solvency.  The fair salable value of Borrower’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.6                               Regulatory Compliance.  Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended.  Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors).  Borrower has complied in all material respects with the Federal Fair Labor Standards Act.  Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005.  Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to have a material adverse effect on its business.  None of Borrower’s or any of its Subsidiaries’ properties or assets has been used by Borrower or any Subsidiary or, to Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than in material compliance with applicable laws.  Borrower and each of its Subsidiaries have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted.

None of Borrower or its respective Affiliates or any of their respective agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement is (i) in violation of any Anti-Terrorism Law, (ii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, or (iii) is a Blocked Person.  Neither Borrower  nor, to the knowledge of Borrower, any of its Affiliates or agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement, (x) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (y) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law.

5.7                               Subsidiaries; Investments.  Borrower does not own any stock, shares, partnership interests or other equity securities except for Permitted Investments.

5.8                               Tax Returns and Payments; Pension Contributions.  Borrower and its Subsidiaries have timely filed all required tax returns and reports, and Borrower and its Subsidiaries have timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower and its Subsidiaries in all jurisdictions in which Borrower or its Subsidiaries are subject to taxes, including the United States, unless such taxes are being contested in accordance with the following sentence.  Borrower and its Subsidiaries may defer payment of any contested taxes, provided that Borrower or such Subsidiary (a) in good faith contests its obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (b) notifies Collateral Agent in writing of the commencement of, and any material development in, the proceedings, and (c) posts bonds or takes any other steps required to prevent the governmental authority levying such contested taxes from obtaining a Lien upon any of the Collateral that is other than a “Permitted Lien”.  Borrower is unaware of any claims or adjustments proposed for any of Borrower or any of its Subsidiaries’ prior tax years which could result in additional taxes becoming due and payable by Borrower or its Subsidiaries.  Borrower and its Subsidiaries have paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower and its Subsidiaries have not withdrawn from participation in, and has not permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower or its Subsidiaries, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

5.9                               Use of Proceeds.  Borrower shall use the proceeds of the Advances solely as working capital and to fund its general business requirements in accordance with the provisions of this Agreement, and not for personal, family, household or agricultural purposes. A portion of the proceeds of the Term A Loans shall be used by Borrower to repay the Existing Indebtedness in full on the Effective Date.

5.10                        Full Disclosure.  No written representation, warranty or other statement of Borrower in any certificate or written statement given to Collateral Agent or any Lender, as of the date such representation, warranty,

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or other statement was made, taken together with all such written certificates and written statements given to Collateral Agent or any Lender, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading (it being recognized that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

5.11                        Definition of “Knowledge.”  For purposes of the Loan Documents, whenever a representation or warranty is made to Borrower’s knowledge or awareness, to the “best of” Borrower’s knowledge, or with a similar qualification, knowledge or awareness means the actual knowledge, after reasonable investigation, of the Responsible Officers.

5.12                        Capitalization and Subsidiaries.  Borrower’s capitalization as of the Effective Date is set forth on Schedule 5.12 annexed hereto.  Borrower does not own any stock, partnership interest or other securities of any Person, except for Permitted Investments.  Attached as Schedule 5.12, as may be updated by Borrower in a written notice provided after the Effective Date, is a true, correct and complete list of each Subsidiary.

6.                                      AFFIRMATIVE COVENANTS

Borrower shall, and shall cause its Subsidiaries to, do all of the following:

6.1                               Government Compliance.

(a)                                  Maintain its and all its Subsidiaries’ legal existence and good standing in their respective jurisdictions of organization and maintain qualification in each jurisdiction in which the failure to so qualify could reasonably be expected to have a material adverse effect on Borrower’s business or operations.  Borrower shall comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, the noncompliance with which could reasonably be expected to have a material adverse effect on Borrower’s business.

(b)                                 Obtain and keep in full force and effect, all of the Governmental Approvals necessary for the performance by Borrower of its obligations under the Loan Documents and the grant of a security interest to Collateral Agent for the ratable benefit of the Lenders, in all of the Collateral.  Borrower shall promptly provide copies to Collateral Agent of any material Governmental Approvals obtained by Borrower.

6.2                               Financial Statements, Reports, Certificates.

(a)                                  Deliver to Lenders: (i) as soon as available, but no later than five (5) days following the date Borrower files Form 10-Q with the Securities and Exchange Commission, a company prepared consolidated balance sheet, income statement and cash flow statement covering the consolidated operations of Borrower and its Subsidiaries for such quarter, prepared under GAAP, consistently applied (except for the absence of footnotes); (ii) as soon as available, but no later than five (5) days following the date Borrower files Form 10-K with the Securities and Exchange Commission, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Collateral Agent in its reasonable discretion (provided that Lenders acknowledge that a going concern qualification, in and of itself, will not render such opinion unacceptable to Lenders); (iii) as soon as available after approval thereof by Borrower’s Board of Directors, but no later than sixty (60) days after the last day of each of Borrower’s fiscal years, Borrower’s financial projections for the entire current fiscal year as approved by Borrower’s Board of Directors, which such annual projections shall be set forth in a quarterly format (such annual financial projections as originally delivered to Collateral Agent and the Lenders are referred to herein as the “Annual Projections”); (iv) prompt notice of (A) any material change in the composition of the Intellectual Property, (B) notice of the registration of any copyright, including any subsequent ownership right of Borrower in or to any copyright, patent or trademark, and (C) prompt notice of Borrower’s knowledge of any event that could reasonably be expected to materially and adversely affect the value of the Intellectual Property; (v) as soon as available, but no later than forty-five (45) days after the last day of the first two months of each fiscal quarter, Borrower’s unaudited consolidated balance sheet and statement of operations in a form consistent with that used by

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the Borrower for the condensed financial statements included in the Forms 10-Q filed by the Borrower with the Securities and Exchange Commission prepared in accordance with GAAP, except (A) for the absence of footnotes, (B) that they are subject to normal year-end adjustments, and (C) they do not contain certain non-cash items that are customarily included in quarterly and annual financial statements; (vi) as soon as available, but no later than forty-five (45) days after the last day of each month, copies of the month-end account statements for each deposit account or securities account maintained by Borrower or any Subsidiary, which account statements may be provided to Collateral Agent by Borrower or directly from the applicable bank(s), and (vii) other financial information as reasonably requested by Collateral Agent or any Lender.

(b)                                 Concurrently with the delivery of the financial statements specified in Section 6.2(a)(i), 6.2(a)(ii) and 6.2(a)(v) above, as applicable, deliver to Collateral Agent, a duly completed Compliance Certificate signed by a Responsible Officer.

(c)                                  Within five (5) days of filing, provide access (via posting and/or links on Borrower’s website) to all reports on Form 10-K and Form 10-Q filed with the Securities and Exchange Commission (“SEC”) (which shall satisfy Borrower’s reporting requirements under Section 6.2(a)(i) and Section 6.2(a)(ii) above), any Governmental Authority succeeding to any or all of the functions of the SEC or with any national securities exchange; and within five (5) days of filing, provide notice and access (via posting and/or links on Borrower’s website) to all reports on Form 8-K filed with the SEC, and copies of (or access to, via posting and/or links on Borrower’s website) all other reports, proxy statements and other materials filed by Borrower with the SEC, any Governmental Authority succeeding to any or all of the functions of the SEC or with any national securities exchange, or distributed to its shareholders, as the case may be.

(d)                                 Keep proper books of record and account in accordance with GAAP in all material respects, in which full, true and correct entries shall be made of all material dealings and transactions in relation to its business and activities.  Borrower shall allow, at the sole cost of Borrower, Collateral Agent and Lenders, during regular business hours upon reasonable prior notice (except while an Event of Default has occurred and is continuing), to visit and inspect any of its properties, to examine and make abstracts or copies from any of its books and records, and to conduct a collateral audit and analysis of its operations and the Collateral.  Such audits shall be conducted no more often than twice every twelve months unless an Event of Default has occurred and is continuing.

(e)                                  Collateral Agent and Lenders shall be entitled at reasonable times and intervals to consult with and advise the management and officers of Borrower concerning significant business issues affecting Borrower.  Such consultations shall not unreasonably interfere with Borrower’s business operations.  The parties intend that the rights granted Collateral Agent and Lenders shall constitute “management rights” within the meaning of 29 C.F.R Section 2510.3-101(d)(3)(ii), but that any advice, recommendations or participation by Lender with respect to any business issues shall not be deemed to give Collateral Agent or Lenders, nor be deemed an exercise by Collateral Agent or Lenders of, control over Borrower’s management or policies.

6.3                               Inventory; Returns.  Keep all Inventory in good and marketable condition, free from material defects.  Returns and allowances between Borrower and its Account Debtors shall follow Borrower’s customary practices as they exist at the Effective Date.  Borrower must promptly notify Collateral Agent of all returns, recoveries, disputes and claims that involve more than Five Hundred Thousand Dollars ($500,000) individually or in the aggregate in any calendar year.

6.4                               Taxes; Pensions.  Timely file and require each of its Subsidiaries to timely file, all required tax returns and reports and timely pay, and require each of its Subsidiaries to timely file, all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower and each of its Subsidiaries, except for deferred payment of any taxes contested pursuant to the terms of Section 5.8 hereof, and shall deliver to Lenders, on demand, appropriate certificates attesting to such payments, and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms.

6.5                               Insurance.  Keep its business and the Collateral insured for risks and in amounts standard for companies in Borrower’s industry and location and as Collateral Agent and Lenders may reasonably request.  Insurance policies shall be in a form, with companies, and in amounts that are reasonably satisfactory to Collateral Agent and Lenders.  All property policies shall have a lender’s loss payable endorsement showing Collateral Agent

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and HTIII, as lender loss payees and waive subrogation against Collateral Agent and HTIII, and all liability policies shall show, or have endorsements showing, Collateral Agent and HTIII, as additional insureds.  All policies (or the loss payable and additional insured endorsements) shall provide that the insurer shall endeavor to give Collateral Agent and HTIII at least thirty (30) days notice before canceling, amending, or declining to renew its policy.  At Collateral Agent’s and/or HTIII’s request, Borrower shall deliver certified copies of policies and evidence of all premium payments.  Proceeds payable under any policy shall, at Collateral Agent’s or HTIII’s option, be payable to Collateral Agent and HTIII on behalf of the Lenders on account of the Obligations.  Notwithstanding the foregoing, (a) so long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy up to One Hundred Thousand Dollars ($100,000) with respect to any loss, but not exceeding Two Hundred Fifty Thousand Dollars ($250,000), in the aggregate for all losses under all casualty policies in any one year, toward the replacement or repair of destroyed or damaged property; provided that any such replaced or repaired property (i) shall be of equal or like value as the replaced or repaired Collateral and (ii) shall be deemed Collateral in which Collateral Agent has been granted a first priority security interest, and (b) after the occurrence and during the continuance of an Event of Default, all proceeds payable under such casualty policy shall, at the option of Collateral Agent and HTIII, be payable to Collateral Agent, for the ratable benefit of the Lenders, on account of the Obligations.  If Borrower fails to obtain insurance as required under this Section 6.5 or to pay any amount or furnish any required proof of payment to third persons and Collateral Agent and HTIII, Collateral Agent or HTIII may make all or part of such payment or obtain such insurance policies required in this Section 6.5, and take any action under the policies Collateral Agent or HTIII deems prudent.

6.6                               Operating Accounts.

(a)                                  Maintain all of Borrower’s and all of its domestic Subsidiaries’ operating and other deposit accounts and securities accounts with the institutions identified on the Perfection Certificate, provided that all such accounts are subject to a Control Agreement in favor of Collateral Agent.  Borrower’s foreign Subsidiaries may maintain operating and other deposit accounts and securities accounts outside of the United States without being subject to a Control Agreement provided that the aggregate amount in such accounts does not exceed $1,000,000 in the aggregate at any time without the prior written consent of Collateral Agent.

(b)                                 Borrower and its Subsidiaries shall provide Collateral Agent and Lenders five (5) days’ prior written notice before establishing any domestic Collateral Account at or with any Person other than the institutions identified on the Perfection Certificate as of the Effective Date.  In addition, for each domestic Collateral Account that Borrower or any of its Subsidiaries any time maintains, Borrower shall cause the applicable bank or financial institution at or with which such Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Collateral Agent’s and Lenders’ Lien in such Collateral Account in accordance with the terms hereunder, which Control Agreement may not be terminated without prior written consent of Collateral Agent and Lenders.  The provisions of the previous sentence shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s or such Subsidiary’s employees and identified to Collateral Agent and Lenders by Borrower as such.

(c)                                  Borrower and its Subsidiaries shall not maintain any Collateral Accounts except Collateral Accounts located in the United States in accordance with Sections 6.6(a) and (b).

6.7                               Protection of Intellectual Property Rights.  Borrower shall use commercially reasonable efforts to:  (a) protect, defend and maintain the validity and enforceability of its Intellectual Property that is material to Borrower’s business; (b) promptly advise Collateral Agent in writing of material infringements by a third party of its Intellectual Property; and (c) not allow any Intellectual Property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Lenders’ written consent.

6.8                               Litigation Cooperation.  From the date hereof and continuing through the termination of this Agreement, make available to Lenders, without expense to Collateral Agent or Lenders, Borrower and its officers, employees and agents and Borrower’s Books, to the extent that Collateral Agent or any Lender may reasonably deem them necessary to prosecute or defend any third-party suit or proceeding instituted by or against Collateral Agent or Lenders with respect to any Collateral or relating to Borrower.

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6.9                               Notices of Litigation and Default.  Borrower will give prompt written notice to Lenders of any litigation or governmental proceedings pending or threatened (in writing) against Borrower or any of its Subsidiaries which could reasonably be expected to result in damages or costs to Borrower or any of its Subsidiaries of Two Hundred Fifty Thousand Dollars ($250,000) or more or which could reasonably be expected to have a material adverse effect with respect to Borrower’s business.  Without limiting or contradicting any other more specific provision of this Agreement, promptly (and in any event within three (3) Business Days) upon Borrower becoming aware of the existence of any Event of Default or event which, with the giving of notice or passage of time, or both, would constitute an Event of Default, Borrower shall give written notice to Lenders of such occurrence, which such notice shall include a reasonably detailed description of such Event of Default or event which, with the giving of notice or passage of time, or both, would constitute an Event of Default.

6.10                        Investments in Subsidiaries.  Borrower shall not, and shall not permit any Subsidiary to, contribute, assign or otherwise transfer assets to any Subsidiary or Subsidiaries, other than Permitted Transfers.

6.11                        Creation/Acquisition of Subsidiaries.  In the event Borrower or any Subsidiary creates or acquires any Subsidiary, (i) Borrower and such Subsidiary shall promptly notify Lenders of the creation or acquisition of such new Subsidiary, (ii) Borrower shall take all such action as may be reasonably required by Collateral Agent or Lenders to cause each such domestic Subsidiary to become a co-Borrower hereunder and grant a continuing pledge and security interest in and to the assets of such domestic Subsidiary by executing and delivering to Lender a Joinder Agreement within 15 days of formation or acquisition, and (iii) Borrower shall grant and pledge to Collateral Agent, for the ratable benefit of the Lenders, and Lenders, (A) a perfected security interest in the stock, units or other evidence of ownership of each such domestic Subsidiary or (B) a perfected security interest in not more than 65% of the stock, units or other evidence of ownership of any foreign Subsidiary, as applicable.

6.12                        Further Assurances.

(a)                                 Execute any further instruments and take further action as Lenders or Collateral Agent reasonably request to perfect or continue Collateral Agent’s and Lenders’ Lien in the Collateral or to effect the purposes of this Agreement.

(b)                                 Deliver to Collateral Agent and Lenders, within five (5) days after the same are sent or received, copies of all material correspondence, reports, documents and other filings with any Governmental Authority that could reasonably be expected to have a material adverse effect on any of the Governmental Approvals material to Borrower’s business or otherwise on the operations of Borrower or any of its Subsidiaries.

6.13                        SBA Lender Requirements.  Comply with the provisions of Addendum 1 attached hereto, it being understood that HTIII has received a license from the U.S. Small Business Administration (“SBA”) to extend loans as a small business investment company (“SBIC”) pursuant to the Small Business Investment Act of 1958, as amended, and the associated regulations (collectively, the “SBIC Act”).  Portions of the loan to Borrower will be made under the SBA license and the SBIC Act.  Addendum 1 to this Agreement outlines various responsibilities of Lender and Borrower associated with an SBA loan, and such Addendum 1 is hereby incorporated in this Agreement.

7.                                      NEGATIVE COVENANTS

Borrower shall not, and shall not permit any of its Subsidiaries to, do any of the following without Lenders’ prior written consent:

7.1                               Dispositions.  Convey, sell, lease, transfer, assign, or otherwise dispose of (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn-out or obsolete Equipment; (c) in connection with Permitted Liens and Permitted Investments; (d) of non-exclusive licenses for the use of the Intellectual Property of Borrower or its Subsidiaries in the ordinary course of business in connection with joint ventures and corporate collaborations; (e) non-exclusive licenses of Borrower’s Intellectual Property in connection with Permitted Transfers; or (f) licenses for the use of the Intellectual Property of Borrower or its Subsidiaries that are approved by Borrower’s Board of Directors and which could not result in a legal transfer of title of the licensed

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property but that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discreet geographical areas outside of the United States.

7.2                               Changes in Business, Ownership, or Business Locations.  (a) Engage in or permit any of its Subsidiaries to engage in any business other than the businesses engaged in by Borrower as of the Effective Date or reasonably related thereto; (b) liquidate or dissolve; or (c) enter into any transaction or series of related transactions in which the stockholders of Borrower who were not stockholders immediately prior to the first such transaction own more than 40% of the voting stock of Borrower immediately after giving effect to such transaction or related series of such transactions (other than by the sale of Borrower’s equity securities in a public offering, a private placement of public equity or to venture capital investors or strategic/collaborative partners so long as Borrower identifies to Lenders the venture capital investors or strategic/collaboration partners prior to the closing of the transaction).  Borrower shall not, without at least ten (10) days prior written notice to Lenders: (A) add any new offices or business locations, including warehouses (unless such new offices or business locations contain less than One Hundred Thousand Dollars ($100,000) in Borrower’s assets or property), (B) change its jurisdiction of organization, (C) change its organizational structure or type, (D) change its legal name, or (E) change any organizational number (if any) assigned by its jurisdiction of organization

7.3                               Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock, shares or property of another Person unless the Obligations are, contemporaneously with the consummation of thereof, indefeasibly repaid in full, in cash, with the proceeds of such merger, consolidation, acquisition or other similar transaction.  A Subsidiary may merge or consolidate into another Subsidiary (provided such surviving Subsidiary is a “co-Borrower” hereunder or has provided a secured guaranty of Borrower’s Obligations hereunder) or into Borrower provided Borrower is the surviving legal entity, and as long as no Event of Default is occurring prior thereto or arises as a result therefrom.

7.4                               Indebtedness.  Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5                               Encumbrance.  Create, incur, allow, or suffer any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted herein (except for Permitted Liens that are permitted by the terms of this agreement to have priority to Collateral Agent’s and Lenders’ Lien), or enter into any agreement, document, instrument or other arrangement (except with or in favor of Collateral Agent and Lenders) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower or any Subsidiary from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower’s or any Subsidiary’s Intellectual Property, except as is otherwise permitted in Section 7.1 hereof and the definition of “Permitted Liens” herein.

7.6                               Maintenance of Collateral Accounts.  Maintain any Collateral Account except pursuant to the terms of Section 6.6 hereof.

7.7                               Distributions; Investments. (a) Pay any dividends (other than dividends payable solely in capital stock) or make any distribution or payment or redeem, retire or purchase any capital stock (other than repurchases pursuant to the terms of employee stock purchase plans, employee restricted stock agreements, stockholder rights plans, director or consultant stock option plans, or similar plans, provided such repurchases do not exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate per fiscal year) or (b) directly or indirectly make any Investment other than Permitted Investments, or permit any of its Subsidiaries to do so.

7.8                               Transactions with Affiliates.  Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower, except for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person.

7.9                               Subordinated Debt.  (a) Make or permit any payment on any Subordinated Debt, except under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject,

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or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof or adversely affect the subordination thereof to Obligations owed to the Lenders.

7.10                        Compliance.  Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of any Advance for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower’s business, or permit any of its Subsidiaries to do so; withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

7.11                        Compliance with Anti-Terrorism Laws.  Collateral Agent hereby notifies Borrower that pursuant to the requirements of Anti-Terrorism Laws, and Collateral Agent’s policies and practices, Collateral Agent is required to obtain, verify and record certain information and documentation that identifies Borrower and their principals, which information includes the name and address of Borrower and its principals and such other information that will allow Collateral Agent to identify such party in accordance with Anti-Terrorism Laws.  Borrower will not, and will not permit any Subsidiary or Affiliate to, directly or indirectly, knowingly enter into any documents, instruments, agreements or contracts with any Person listed on the OFAC Lists.  Borrower shall immediately notify Collateral Agent if Borrower has knowledge that Borrower or any Subsidiary or Affiliate is listed on the OFAC Lists or (a) is convicted on, (b) pleads nolo contendere to, (c) is indicted on, or (d) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering.  Borrower will not and will not permit any Subsidiary or Affiliate to, directly or indirectly, (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or other Anti-Terrorism Law.

8.                                      EVENTS OF DEFAULT

Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:

8.1                               Payment Default.  Borrower fails to pay any amount due under this Agreement or any of the other Loan Documents on the due date, provided, however, that an Event of Default shall not occur on account of a failure to pay due solely to an administrative or operational error of Lender if Borrower had the funds to make the payment when due and makes the payment within three (3) Business Days following Borrower’s knowledge of such failure to pay. During the cure period, the failure to cure the payment default is not an Event of Default (but no Advance will be made during the cure period);

8.2                               Covenant Default.

(a)                                 Borrower fails or neglects to perform any obligation in Sections 6.2 (Financial Statements, Reports, Certificates), 6.4 (Taxes), 6.5 (Insurance), 6.6 (Operating Accounts), 6.7 (Protection of Intellectual Property Rights), 6.9 (Notices of Default), 6.10 (Investments in Subsidiaries), 6.11 (Creation/Acquisition of Subsidiaries), 6.13 (SBA Lender Requirements) or Borrower violates any covenant in Section 7; or

(b)                                 Borrower or any Subsidiary fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any Loan Documents, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or

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agreement that can be cured, has failed to cure the default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default (but no Advances shall be made during such cure period).  Grace periods provided under this Section shall not apply, among other things, to financial covenants or any other covenants set forth in subsection (a) above;

8.3                               Material Adverse Change.  A Material Adverse Change occurs;

8.4                               Attachment; Levy; Restraint on Business.

(a)                                 (i) The service of process seeking to attach, by trustee or similar process, any funds of Borrower or of any entity under control of Borrower (including a Subsidiary) on deposit with any Lender or any Lender’s Affiliate or any bank or other institution at which Borrower maintains a Collateral Account, or (ii) a notice of lien, levy, or assessment is filed against any of Borrower’s assets by any Governmental Authority, and the same under subclauses (i) and (ii) hereof are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); provided, however, no Advances shall be made during any ten (10) day cure period; and

(b)                                 (i) any material portion of Borrower’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents Borrower from conducting any part of its business;

8.5                               Insolvency (a) Borrower is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent; (b) Borrower begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within forty five (45) days (but no Advances shall be made while any of the conditions described in clause (a) exist and/or until any Insolvency Proceeding is dismissed);

8.6                               Other Agreements.  There is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of Five Hundred Thousand Dollars ($500,000) or that could reasonably be expected to have a material adverse effect on Borrower’s business.

8.7                               Judgments.  One or more judgments, orders, or decrees  for the payment of money in an amount, individually or in the aggregate, of at least Five Hundred Thousand Dollars ($500,000) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against Borrower and shall remain unsatisfied, unvacated, or unstayed for a period of ten (10) days after the entry thereof (provided that no Advances will be made prior to the satisfaction, vacation, or stay of such judgment, order or decree);

8.8                               Misrepresentations.  Borrower or any Person acting for Borrower makes any representation, warranty, or other statement now or later in this Agreement, any Loan Document or in any writing delivered to Collateral Agent and/or Lenders or to induce Collateral Agent and/or the Lenders to enter this Agreement or any Loan Document, and such representation, warranty, or other statement is incorrect in any material respect when made;

8.9                               Subordinated Debt.  A default or breach occurs under any agreement between Borrower and any creditor of Borrower that signed a subordination, intercreditor, or other similar agreement with Collateral Agent or the Lenders, or any creditor that has signed such an agreement with Collateral Agent or the Lenders breaches any terms of such agreement; or

8.10                        Governmental Approvals.  Any Governmental Approval shall have been (a) revoked, rescinded, suspended, modified in an adverse manner or not renewed in the ordinary course for a full term or (b) subject to any

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decision by a Governmental Authority that designates a hearing with respect to any applications for renewal of any of such Governmental Approval or that could result in the Governmental Authority taking any of the actions described in clause (a) above, and such decision or such revocation, rescission, suspension, modification or non-renewal (i) has, or could reasonably be expected to have, a Material Adverse Change, or (ii) adversely affects the legal qualifications of Borrower or any Subsidiary to hold such Governmental Approval in any applicable jurisdiction and such revocation, rescission, suspension, modification or non-renewal could reasonably be expected to affect the status of or legal qualifications of Borrower or any of its Subsidiaries to hold any Governmental Approval in any other jurisdiction that could reasonably be expected to have a material adverse effect on Borrower’s business.

8.11                        Lien Priority.  Any Lien created hereunder or by any other Loan Document shall at any time fail to constitute a valid and perfected Lien on any of the Collateral purported to be secured thereby, subject to no prior or equal Lien, other than Permitted Liens.

9.                                      RIGHTS AND REMEDIES

9.1                               Rights and Remedies.

(a)                                 Upon the occurrence and during the continuance of an Event of Default, Collateral Agent and/or Lenders may, and at the written direction of any Lender shall,  without notice or demand, do any or all of the following: (i) deliver notice of the Event of Default to Borrower, (ii) by notice to Borrower declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations shall be immediately due and payable without any action by Collateral Agent or the Lenders) or (iii) by notice to Borrower suspend or terminate the obligations, if  any, of the Lenders to advance money or extend credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Collateral Agent and/or the Lenders (but if an Event of Default described in Section 8.5 occurs all obligations, if any, of the Lenders to  advance money or extend credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Collateral Agent and/or the Lenders shall be immediately terminated without any action by Collateral Agent or the Lenders).

(b)                                 Without limiting the rights of the Collateral Agent and the Lenders set forth in Section 9.1(a) above, upon the occurrence and during the continuance of an Event of Default, Collateral Agent shall have the right, without notice or demand, to do any or all of the following:

(i)                                     foreclose upon and/or sell or otherwise liquidate, the Collateral;

(ii)                                  apply to the Obligations any (a) balances and deposits of Borrower that Collateral Agent or any Lender holds or controls, or (b) any amount held or controlled by Collateral Agent or any Lender owing to or for the credit or the account of Borrower; and/or

(iii)                               commence and prosecute an Insolvency Proceeding or consent to Borrower commencing any Insolvency Proceeding.

(c)                                  Without limiting the rights of the Collateral Agent and the Lenders set forth in Sections 9.1(a) and (b) above, upon the occurrence and during the continuance of an Event of Default, Collateral Agent and each Lender shall have the right, without notice or demand, to do any or all of the following:

(i)                                     settle or adjust disputes and claims directly with Account Debtors for amounts on terms and in any order that Collateral Agent and/or Lenders consider advisable, notify any Person owing Borrower money of Collateral Agent’s and Lenders’ security interest in such funds, and verify the amount of such account;

(ii)                                  make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its security interest in the Collateral.  Borrower shall assemble the Collateral if Collateral Agent requests and make it available in a location as Collateral Agent reasonably designates.  Collateral

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Agent may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Collateral Agent and/or Lenders a license to enter and occupy any of its premises, without charge, to exercise any of Collateral Agent’s and Lenders’ rights or remedies;

(iii)                               ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, and/or advertise for sale, the Collateral.  Collateral Agent and Lenders are hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower’s labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Collateral Agent’s or Lenders’ exercise of their rights under this Section 9.1, Borrower’s rights under all licenses and all franchise agreements inure to Collateral Agent for the benefit of the Lenders;

(iv)                              place a “hold” on any account maintained with Collateral Agent or the Lenders and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral;

(v)                                 demand and receive possession of Borrower’s Books;

(vi)                              appoint a receiver to cease, manage and realize any of the Collateral, and such receiver shall have any right and authority as any competent court will grant or authorize in accordance with any applicable law, including any power or authority to manage the business of Borrower; and

(vii)                           Subject to clauses 9.1(a) and (b), exercise all rights and remedies available to Collateral Agent and Lenders under the Loan Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof).

9.2                               Power of Attorney.  Borrower hereby irrevocably appoints Collateral Agent as its lawful attorney-in-fact, exercisable upon the occurrence and during the continuance of an Event of Default, to:  (a) endorse Borrower’s name on any checks or other forms of payment or security; (b) sign Borrower’s name on any invoice or bill of lading for any Account or drafts against Account Debtors; (c) settle and adjust disputes and claims about the Accounts directly with Account Debtors, for amounts and on terms Collateral Agent determines reasonable; (d) make, settle, and adjust all claims under Borrower’s insurance policies; (e) pay, contest or settle any Lien, charge, encumbrance, security interest, and adverse claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; and (f) transfer the Collateral into the name of Collateral Agent or a third party as the Code or any applicable law permits.  Borrower hereby appoints Collateral Agent as its lawful attorney-in-fact to sign Borrower’s name on any documents necessary to perfect or continue the perfection of Collateral Agent’s security interest in the Collateral regardless of whether an Event of Default has occurred until all Obligations have been satisfied in full and Collateral Agent and the Lenders are under no further obligation to make Advances hereunder.  Collateral Agent’s foregoing appointment as Borrower’s attorney in fact, and all of Collateral Agent’s rights and powers, coupled with an interest, are irrevocable until all Obligations (other than inchoate indemnity obligations) have been fully repaid and performed and Collateral Agent’s and the Lenders’ obligation to provide Advances terminates.

9.3                               Protective Payments.  If Borrower fails to obtain the insurance called for by Section 6.5 or fails to pay any premium thereon or fails to pay any other amount which Borrower is obligated to pay under this Agreement or any other Loan Document, Collateral Agent may obtain such insurance or make such payment, and all amounts so paid by Collateral Agent are Lenders’ Expenses and immediately due and payable, bearing interest at the Default Rate, and secured by the Collateral.  Collateral Agent will make reasonable efforts to provide Borrower with notice of Collateral Agent obtaining such insurance or making such payment at the time it is obtained or paid or within a reasonable time thereafter.  No such payments by Collateral Agent are deemed an agreement to make similar payments in the future or Collateral Agent’s waiver of any Event of Default.

9.4                               Application of Payments and Proceeds.  Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence and during the continuance of an Event of Default, (a) Borrower irrevocably waives the right to direct the application of any and all payments at any time or times thereafter received by

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Collateral Agent or any Lender from or on behalf of Borrower of all or any part of the Obligations, and, as between Borrower on the one hand and Collateral Agent and Lenders on the other, Collateral Agent and Lenders shall have the continuing and exclusive right to apply and to reapply any and all payments received against the Obligations in such manner as Collateral Agent and and/or Lenders may deem advisable notwithstanding any previous application by Collateral Agent or any Lender, and (b) the proceeds of any sale of, or other realization upon all or any part of the Collateral shall be applied: first, to the Lenders’ Expenses; second, to accrued and unpaid interest on the Obligations (including any interest which, but for the provisions of the United States Bankruptcy Code, would have accrued on such amounts); third, to the principal amount of the Obligations outstanding; and fourth, to any other indebtedness or obligations of Borrower owing to Collateral Agent or any Lender under the Loan Documents.  Any balance remaining shall be delivered to Borrower or to whoever may be lawfully entitled to receive such balance or as a court of competent jurisdiction may direct.  In carrying out the foregoing, (x) amounts received shall be applied in the numerical order provided until exhausted prior to the application to the next succeeding category, and (y) each of the Persons entitled to receive a payment in any particular category shall receive an amount equal to its pro rata share of amounts available to be applied pursuant thereto for such category.  Any reference in this Agreement to an allocation between or sharing by the Lenders of any right, interest or obligation “ratably,” “proportionally” or in similar terms shall refer to Pro Rata Share unless expressly provided otherwise.  Collateral Agent, or if applicable, each Lender, shall promptly remit to the other Lenders such sums as may be necessary to ensure the ratable repayment of each Lender’s portion of any Term Loan and the ratable distribution of interest, fees and reimbursements paid or made by Borrower.  Notwithstanding the foregoing, a Lender receiving a scheduled payment shall not be responsible for determining whether the other Lenders also received their scheduled payment on such date; provided, however, if it is later determined that a Lender received more than its ratable share of scheduled payments made on any date or dates, then such Lender shall remit to Collateral Agent or other Lenders such sums as may be necessary to ensure the ratable payment of such scheduled payments, as instructed by Collateral Agent.  Any payment or distribution of any kind or character, whether in cash, properties or securities, shall be received by a Lender in excess of its ratable share, then the portion of such payment or distribution in excess of such Lender’s ratable share shall be received by such Lender in trust for and shall be promptly paid over to the other Lender for application to the payments of amounts due on the other Lenders’ claims.  To the extent any payment for the account of Borrower is required to be returned as a voidable transfer or otherwise, the Lenders shall contribute to one another as is necessary to ensure that such return of payment is on a pro rata basis.  If any Lender shall obtain possession of any Collateral, it shall hold such Collateral for itself and as agent and bailee for Collateral Agent and other Lenders for purposes of perfecting Collateral Agent’s and Lenders’ security interest therein.

9.5                               Liability for Collateral.  So long as Collateral Agent and the Lenders comply with reasonable banking practices regarding the safekeeping of the Collateral in the possession or under the control of Collateral Agent and the Lenders, (i) Collateral Agent and the Lenders shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person; and (ii) Borrower bears all risk of loss, damage or destruction of the Collateral.

9.6                               No Waiver; Remedies Cumulative.  Collateral Agent’s or any Lenders’ failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Collateral Agent or any Lender thereafter to demand strict performance and compliance herewith or therewith.  No waiver hereunder shall be effective unless signed by Collateral Agent and Lenders and then is only effective for the specific instance and purpose for which it is given.  Collateral Agent’s and Lenders’ rights and remedies under this Agreement and the other Loan Documents are cumulative.  Collateral Agent and Lenders have all rights and remedies provided under the Code, any applicable law, by law, or in equity.  Collateral Agent’s or any Lenders’ exercise of one right or remedy is not an election, and Collateral Agent’s waiver of any Event of Default is not a continuing waiver.  Collateral Agent’s or any Lender’s delay in exercising any remedy is not a waiver, election, or acquiescence.

9.7                               Demand Waiver.  Borrower waives, to the fullest extent permitted by law, demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Collateral Agent or Lenders on which Borrower is liable.

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10.                               NOTICES

All notices, consents, requests, approvals, demands, or other communication (collectively, “Communication”) by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail (if an email address is specified herein) or facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below.  Any of Collateral Agent, Lender or Borrower may change its mailing or electronic mail address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to Borrower:                     Anacor Pharmaceuticals, Inc.

1020 East Meadow Circle

Palo Alto, California  94303-4230

Attn: Chief Financial Officer

Fax:  (650) 543-7660

with a copy to:                     Cooley LLP

3175 Hanover Street

Palo Alto, California 94304-1130

Attn: Glen Sato

Fax:  (650) 849-7400

Email: gsato@cooley.com

If to Collateral Agent:        Hercules Technology Growth Capital, Inc.

400 Hamilton Avenue, Suite 310

Palo Alto, CA 94301

Attention:  General Counsel, with a copy to Chad Norman

Fax:  650-473-9194

If to HTIII:                           Hercules Technology III, L.P.

400 Hamilton Avenue, Suite 310

Palo Alto, CA 94301

Attention:  General Counsel, with a copy to Chad Norman

Fax:  650-473-9194

11.                               CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

California law governs the Loan Documents without regard to principles of conflicts of law.  Borrower, Lenders and Collateral Agent each submit to the exclusive jurisdiction of the State and Federal courts in the county of Santa Clara, California.  NOTWITHSTANDING THE FOREGOING, COLLATERAL AGENT AND LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH COLLATERAL AGENT AND LENDERS (IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.1) DEEM NECESSARY OR APPROPRIATE TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE COLLATERAL AGENT’S AND LENDERS’ RIGHTS AGAINST BORROWER OR ITS PROPERTY. Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court.  Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or

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certified mail addressed to Borrower at the address set forth in Section 10 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, first class, registered or certified mail return receipt requested, proper postage prepaid.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER, COLLATERAL AGENT, AND LENDERS EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT.  EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY, if the above waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, mutually selected by the parties (or, if they cannot agree, by the Presiding Judge of the Santa Clara County, California Superior Court) appointed in accordance with California Code of Civil Procedure Section 638 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts), sitting without a jury, in Santa Clara County, California; and the parties hereby submit to the jurisdiction of such court.  The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive.  The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers.  All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed.  If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Santa Clara County, California Superior Court for such relief.  The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings.  The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings.  The private judge shall oversee discovery and may enforce all discovery rules and orders applicable to judicial proceedings in the same manner as a trial court judge.  The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to California Code of Civil Procedure § 644(a).  Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies.  The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

12.                               GENERAL PROVISIONS

12.1                        Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party.  Borrower may not transfer, pledge or assign this Agreement or any rights or obligations under it without Collateral Agent’s and Lenders’ prior written consent (which may be granted or withheld in Collateral Agent’s and Lenders’ discretion, subject to Section 12.6).  The Lenders have the right, without the consent of or notice to Borrower, to sell, transfer, assign, pledge, negotiate, or grant participation in (any such sale, transfer, assignment, negotiation, or grant of a participation, a “Lender Transfer”) all or any part of, or any interest in, the Lenders’ obligations, rights, and benefits under this Agreement and the other Loan Documents provided, however, that any such Lender Transfer (other than a transfer, pledge, sale or assignment to an Eligible Assignee) of its obligations, rights, and benefits under this Agreement and the other Loan Documents shall require the prior written consent of the Required Lenders (such approved assignee, an “Approved Lender”).  Borrower and Collateral Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned until Collateral Agent shall have received and accepted an effective assignment agreement in form satisfactory to Collateral Agent executed, delivered and fully completed by the applicable parties thereto, and shall have received such other information regarding such Eligible Assignee or Approved Lender as Collateral Agent reasonably shall require.

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12.2                        Indemnification.  Borrower agrees to indemnify, defend and hold Collateral Agent and the Lenders and their respective directors, officers, employees, agents, attorneys, or any other Person affiliated with or representing Collateral Agent or the Lenders  (each, an “Indemnified Person”) harmless against:  (a) all obligations, demands, claims, and liabilities (collectively, “Claims”) asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Lenders’ Expenses incurred, or paid by Indemnified Person from, following, or arising from transactions between Collateral Agent, and/or the Lenders and Borrower (including reasonable attorneys’ fees and expenses), except for Claims and/or losses directly caused by such Indemnified Person’s  gross negligence or willful misconduct. Borrower hereby further indemnifies, defends and holds each Indemnified Person harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the fees and disbursements of counsel for such Indemnified Person) in connection with any investigative, response, remedial, administrative or judicial matter or proceeding, whether or not such Indemnified Person shall be designated a party thereto and including any such proceeding initiated by or on behalf of Borrower, and the reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and any commission, fee or compensation claimed by any broker (other than any broker retained by Collateral Agent or Lenders) asserting any right to payment for the transactions contemplated hereby which may be imposed on, incurred by or asserted against such Indemnified Person as a result of or in connection with the transactions contemplated hereby and the use or intended use of the proceeds of the loan proceeds.

12.3                        Time of Essence.  Time is of the essence for the performance of all Obligations in this Agreement.

12.4                        Severability of Provisions.  Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5                        Correction of Loan Documents.  Collateral Agent and the Lenders may correct patent errors and fill in any blanks in this Agreement and the other Loan Documents consistent with the agreement of the parties.

12.6                        Amendments in Writing; Integration.  (a) No amendment, modification, termination or waiver of any provision of this Agreement or any other Loan Document, no approval or consent thereunder, or any consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Borrower, Collateral Agent and the Required Lenders provided that:

(i)                                     no such amendment, waiver or other modification that would have the effect of increasing or reducing a Lender’s Term Loan Commitment or Commitment Percentage shall be effective as to such Lender without such Lender’s written consent;

(ii)                                  no such amendment, waiver or modification that would affect the rights and duties of Collateral Agent shall be effective without Collateral Agent’s written consent or signature;

(iii)                               no such amendment, waiver or other modification shall, unless signed by all the Lenders directly affected thereby, (A) reduce the principal of, rate of interest on or any fees with respect to any Term Loan or forgive any principal, interest (other than default interest) or fees (other than late charges) with respect to any Term Loan (B) postpone the date fixed for, or waive, any payment of principal of any Term Loan or of interest on any Term Loan (other than default interest) or any fees provided for hereunder (other than late charges or for any termination of any commitment); (C) change the definition of the term “Required Lenders” or the percentage of Lenders which shall be required for Lenders to take any action hereunder; (D) release all or substantially all or any material portion of the Collateral, authorize Borrower to sell or otherwise dispose of all or substantially all or any material portion of the Collateral or release any guarantor of all or any portion of the Obligations or its guaranty obligations with respect thereto, except, in each case with respect to this clause (D), as otherwise may be expressly permitted under this Agreement or the other Loan Documents (including in connection with any disposition permitted hereunder); (E) amend, waive or otherwise modify this Section 12.6 or the definitions of the terms used in this Section 12.6 insofar as the definitions affect the substance of this Section 12.6; (F) consent to the assignment, delegation or other transfer by Borrower of any of its rights and obligations under any Loan Document or release Borrower of its payment obligations under any Loan  Document, except, in each case with respect to this clause (F), pursuant to a merger or consolidation permitted pursuant to this Agreement; (G) amend any of the provisions of

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Section 9.4 or amend any of the definitions Pro Rata Share, Term Loan Commitment, Commitment Percentage or that provide for the Lenders to receive their Pro Rata Shares of any fees, payments, setoffs or proceeds of Collateral hereunder; (H) subordinate the Liens granted in favor of Collateral Agent securing the Obligations; or (I) amend any of the provisions of Section 12.10.  It is hereby understood and agreed that all Lenders shall be deemed directly affected by an amendment, waiver or other modification of the type described in the preceding clauses (C), (D), (E), (F), (G) and (H) of the preceding sentence;

(iv)                              the provisions of the foregoing clauses (i), (ii) and (iii) are subject to the provisions of any interlender or agency agreement among the Lenders and Collateral Agent pursuant to which any Lender may agree to give its consent in connection with any amendment, waiver or modification of the Loan Documents only in the event of the unanimous agreement of all Lenders.

(b)                                 Other than as expressly provided for in Section 12.6(a)(i)-(iii), Collateral Agent may, if requested by the Required Lenders, from time to time designate covenants in this Agreement less restrictive by notification to a representative of Borrower.

(c)                                  This Agreement and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

12.7                        Counterparts.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement.

12.8                        Survival.  All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been satisfied.  The obligation of Borrower in Section 12.2 to indemnify each Lender and Collateral Agent, as well as the confidentiality provisions in Section 12.9 below, shall survive until the statute of limitations with respect to such claim or cause of action shall have run.

12.9                        Confidentiality.  In handling any confidential information of Borrower, the Lenders and Collateral Agent shall exercise the same degree of care that it exercises for their own proprietary information, but disclosure of information may be made: (a) to the Lenders’ and Collateral Agent’s Subsidiaries or Affiliates; (b) to prospective transferees or purchasers of any interest in the Advances (provided, however, the Lenders and Collateral Agent shall use commercially reasonable efforts to obtain such prospective transferee’s or purchaser’s agreement to the terms of this provision); (c) as required by law, regulation, subpoena, or other order; (d) to Lenders’ or Collateral Agent’s regulators or as otherwise required in connection with an examination or audit; (e) as Collateral Agent considers appropriate in exercising remedies under the Loan Documents; and (f) to third party service providers of the Lenders and/or Collateral Agent so long as such service providers have executed a confidentiality agreement with the Lenders and Collateral Agent with terms no less restrictive than those contained herein. Confidential information does not include information that either: (i) is in the public domain or in the Lenders’ and/or Collateral Agent’s possession when disclosed to the Lenders and/or Collateral Agent, or becomes part of the public domain after disclosure to the Lenders and/or Collateral Agent; or (ii) is disclosed to the Lenders and/or Collateral Agent by a third party, if the Lenders and/or Collateral Agent does not know that the third party is prohibited from disclosing the information. Collateral Agent and the Lenders may use confidential information for any purpose, including, without limitation, for the development of client databases, reporting purposes, and market analysis, so long as neither the Collateral Agent nor any Lenders disclose Borrower’s identity or the identity of any person associated with Borrower unless otherwise expressly permitted by this Agreement.  The provisions of the immediately preceding sentence shall survive the termination of this Agreement.

12.10                 Right of Set Off.  Borrower hereby grants to Collateral Agent and to each Lender, a lien, security interest and right of set off as security for all Obligations to Collateral Agent and each Lender hereunder, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Collateral Agent or the Lenders or any entity under the control of

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Collateral Agent or the Lenders (including a Collateral Agent affiliate) or in transit to any of them.  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Collateral Agent or the Lenders may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Obligations.  ANY AND ALL RIGHTS TO REQUIRE COLLATERAL AGENT TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13.                               COLLATERAL AGENT

13.1                        Appointment and Authorization of Collateral Agent.  Each Lender hereby irrevocably appoints, designates and authorizes Collateral Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Collateral Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Collateral Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

13.2                        Delegation of Duties.  Collateral Agent may execute any of its duties under this Agreement or any other Loan Document by or through its, or its agents or attorneys-in-fact and shall be entitled to obtain and rely upon the advice of counsel and other consultants or experts concerning all matters pertaining to such duties. Collateral Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

13.3                        Liability of Collateral Agent.  Except as otherwise provided herein, no Collateral Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by Borrower or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Collateral Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Collateral Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of Borrower or any Affiliate thereof.

13.4                        Reliance by Collateral Agent.  Collateral Agent may rely, and shall be fully protected in acting, or refraining to act, upon, any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document that it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties.  In the absence of its gross negligence or willful misconduct, Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to Collateral Agent and conforming to the requirements of the Loan Agreement or any of the other Loan Documents.  Collateral Agent may consult with counsel, and any opinion or legal advice of such counsel shall be full and complete authorization and protection in respect of any action taken, not taken or suffered by Collateral Agent hereunder or under any Loan Documents in accordance therewith.  Collateral Agent shall have the right at any time to seek instructions concerning the administration of the Collateral from any court of

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competent jurisdiction.  Collateral Agent shall not be under any obligation to exercise any of the rights or powers granted to Collateral Agent by this Agreement, the Loan Agreement and the other Loan Documents at the request or direction of Lenders unless Collateral Agent shall have been provided by Lenders with adequate security and indemnity against the costs, expenses and liabilities that may be incurred by it in compliance with such request or direction.

13.5                        Notice of Default.  Unless the officers of Collateral Agent acting in their capacity as officer of Collateral Agent on Borrower’s account have actual knowledge thereof or have been notified in writing thereof by Lenders, Collateral Agent shall not be required to ascertain or inquire as to the existence or possible existence of any Event of Default.  Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any default and/or Event of Default, unless Collateral Agent shall have received written notice from a Lender or Borrower, describing such default or Event of Default.  Collateral Agent will notify the Lenders of its receipt of any such notice. Collateral Agent shall take such action with respect to an Event of Default as may be determined by Lenders in accordance with the terms of Section 9(a); provided, however, that while an Event of Default has occurred and is continuing, Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as Collateral Agent shall deem advisable or in the best interest of the Lenders, including without limitation,  satisfaction of other security interests, liens or encumbrances on the Collateral not permitted under the Loan Documents, payment of taxes on behalf of Borrower, payments to landlords, warehouseman, bailees and other persons in possession of the Collateral and other actions to protect and safeguard the Collateral, and actions with respect to insurance claims for casualty events affecting Borrower and/or the Collateral.

13.6                        Credit Decision; Disclosure of Information by Collateral Agent.  Each Lender acknowledges that no Collateral Agent-Related Person has made any representation or warranty to it, and that no act by Collateral Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of Borrower or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Collateral Agent-Related Person to any Lender as to any matter, including whether Collateral Agent-Related Persons have disclosed material information in their possession. Each Lender represents to Collateral Agent that it has, independently and without reliance upon any Collateral Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and its Subsidiaries, and all applicable bank or other regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Collateral Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by Collateral Agent herein, Collateral Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrower or any of its Affiliates which may come into the possession of any Collateral Agent-Related Person.

13.7                        Indemnification of Collateral Agent.  Each Lender severally, but not jointly, agrees (a) to indemnify and hold Collateral Agent (and each Collateral Agent-Related Person) harmless from and against and (b) promptly upon receipt by each Lender of Collateral Agent’s statement, to reimburse Collateral Agent, according to such Lender’s Pro Rata Share, to the extent Collateral Agent shall not otherwise have been reimbursed by Borrower on account of and for, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, the fees and disbursements of counsel and other advisors) or disbursements of any kind of nature whatsoever with respect to Collateral Agent’s performance of its duties under this Agreement and the other Loan Documents; provided, however, that no Lender shall be liable for the payment to Collateral Agent of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from Collateral Agent’s gross negligence or willful misconduct.  Such reimbursement shall not in any respect release Borrower from any liability or obligation.  If any indemnity furnished to Collateral Agent for any purpose shall, in the opinion of Collateral Agent, be insufficient or become impaired, Collateral Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against

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until such additional indemnity is furnished.  Collateral Agent’s right to indemnification shall survive termination of this Agreement.

13.8                        Collateral Agent in its Individual Capacity.  With respect to its Advances, HTGC shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not Collateral Agent, and the terms “Lender” and “Lenders” include HTGC in its individual capacity.

13.9                        Successor Collateral Agent.  Collateral Agent may resign at any time by giving thirty (30) days’ prior written notice thereof to Lenders and Borrower; provided, however, that the retiring Collateral Agent shall continue to serve until a successor Collateral Agent shall have been selected and approved pursuant to this Section 13.9.  Upon any such notice, Collateral Agent shall have the right to appoint, subject to the consent of Lenders, a successor Collateral Agent.  Without limitation of the foregoing, if Collateral Agent become insolvent or commits any act or omission constituting gross negligence or willful misconduct of its duties as Collateral Agent hereunder, then the Lenders shall have the right to replace the Collateral Agent.  Upon the acceptance of its appointment as successor Collateral Agent hereunder, the Person acting as such successor Collateral Agent shall succeed to all the rights, powers and duties of the retiring Collateral Agent and the respective term “Collateral Agent” means such successor Collateral Agent and the retiring Collateral Agent’s appointment, powers and duties in such capacities shall be terminated without any other further act or deed on its behalf. After any retiring Collateral Agent’s resignation hereunder as Collateral Agent, the provisions of this Article 13 and Sections 2.3(d) and 12.2 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement.

13.10                 Proofs of Claim.  In case of any Insolvency Proceeding relative to Borrower, each Lender shall promptly file a claim or claims, on the form required in such proceeding, for the full outstanding amount of such Lender’s claim, and shall use its best efforts to cause said claim or claims to be approved and each of the Lenders hereby irrevocably agrees that, to the extent that it fails timely to do so, any other Lender may in the name of the first Lender, or otherwise, prove up (but not vote) any and all claims of the first Lender relating to the first Lender’s claim.

13.11                 Collateral and Guaranty Matters.  The Lenders irrevocably authorize Collateral Agent, at its option and in its discretion, to release any guarantor and any Lien on any Collateral granted to or held by Collateral Agent under any Loan Document (i) upon the date that all Obligations due hereunder have been fully and indefeasibly paid in full and no Term Loan Commitments or other obligations of any Lender to provide funds to Borrower under this Agreement remain outstanding, (ii) that is transferred or to be transferred as part of or in connection with any Transfer permitted hereunder or under any other Loan Document, or (iii) as approved in accordance with Section 12.6. Upon request by Collateral Agent at any time, all Lenders will confirm in writing Collateral Agent’s authority to release its interest in particular types or items of Property, pursuant to this Section 13.11.

13.12                 Cooperation of Borrower.  If necessary, Borrower agrees to (i) execute any documents (including new Secured Promissory Notes) reasonably required to effectuate and acknowledge each assignment of a Term Loan Commitment or Loan to an assignee in accordance with Section 12.1, (ii) make Borrower’s management available to meet with Collateral Agent and prospective participants and assignees of Term Loan Commitments or Advances (which meetings shall be conducted no more often than twice every twelve months unless an Event of Default has occurred and is continuing)  and (iii) assist Collateral Agent or the Lenders in the preparation of information relating to the financial affairs of Borrower as any prospective participant or assignee of a Term Loan Commitment or Term Loan reasonably may request. Subject to the provisions of Section 12.9 Borrower authorizes each Lender to disclose to any prospective participant or assignee of a Term Loan Commitment, any and all information in such Lender’s possession concerning Borrower and its financial affairs which has been delivered to such Lender by or on behalf of Borrower pursuant to this Agreement, or which has been delivered to such Lender by or on behalf of Borrower in connection with such Lender’s credit evaluation of Borrower prior to entering into this Agreement.

14.                               DEFINITIONS

14.1                        Definitions.  As used in this Agreement, the following terms have the following meanings:

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“ACH Authorization” means the ACH Debit Authorization Agreement in substantially the form of Exhibit I.

“Account” is any “account” as defined in the Code with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to Borrower.

“Account Debtor” is any “account debtor” as defined in the Code with such additions to such term as may hereafter be made.

“Advance” is any Term Loan or any other extension of credit by Collateral Agent or Lenders for Borrower’s benefit.

“Advance Request Form” is those certain form attached hereto as Exhibit B.

“Affiliate” of any Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

“Agreement” is defined in the preamble hereof.

“Amortization Date” is January 1, 2015, provided that if the Federal Drug Administration approves Tavaborole on or before December 15, 2014, the Amortization Date shall be extended to July 1, 2015.

“Anti-Terrorism Laws” means any laws relating to terrorism or money laundering, including Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by OFAC.

“Approved Fund” means any (i) investment company, fund, trust, securitization vehicle or conduit that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business or (ii) any Person (other than a natural person) which temporarily warehouses loans for any Lender or any entity described in the preceding clause (i) and that, with respect to each of the preceding clauses (i) and (ii), is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) a Person (other than a natural person) or an Affiliate of a Person (other than a natural person) that administers or manages a Lender.

“Approved Lender” has the meaning given it in Section 12.1.

“Basic Rate” means with respect to each Term Loan for any day, the per annum rate of interest (based on a year of 360 days) equal to the greater of either (i) eleven and sixty-five one-hundredths percent (11.65%) and (ii) the sum of (a) the Prime Rate as reported in The Wall Street Journal minus five and one-quarter percent (5.25%), plus (b) eleven and sixty-five one-hundredths percent (11.65%); notwithstanding the above, such rate shall not exceed fourteen and nine-tenths percent (14.90%).

“Blocked Person” means any Person:  (a) listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (b) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (c) a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, (d) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224, or (e) a Person that is named a “specially designated national” or “blocked person” on the most current list published by OFAC or other similar list.

“Borrower” is defined in the preamble hereof.

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“Borrower’s Books” are all Borrower’s books and records including ledgers, federal, and state tax returns, records regarding Borrower’s assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Business Day” is any day that is not a Saturday, Sunday or a day on which Collateral Agent is closed.

“Cash Equivalents” are (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than one (1) year from the date of acquisition; (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., and (c) certificates of deposit maturing no more than one (1) year after issue provided that the account in which any such certificate of deposit is maintained is subject to a Control Agreement in favor of Collateral Agent.  For the avoidance of doubt, the direct purchase by Borrower, any guarantor, co-borrower, or any subsidiary of Borrower of any Auction Rate Securities, or purchasing participations in, or entering into any type of swap or other derivative transaction, or otherwise holding or engaging in any ownership interest in any type of Auction Rate Security by Borrower, any guarantor, co-borrower, or any subsidiary of Borrower shall be conclusively determined by the Lenders as an ineligible Cash Equivalent, and any such transaction shall expressly violate each other provision of this agreement governing Permitted Investments.  Notwithstanding the foregoing, Cash Equivalents does not include and Borrower and its Subsidiaries are prohibited from purchasing, purchasing participations in, entering into any type of swap or other equivalent derivative transaction, or otherwise holding or engaging in any ownership interest in any type of debt instrument, including, without limitation, any corporate or municipal bonds with a long-term nominal maturity for which the interest rate is reset through a dutch auction and more commonly referred to as an auction rate security.

“Claims” are defined in Section 12.2.

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of California; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Collateral Agent’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of California, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.

“Collateral” is any and all properties, rights and assets of Borrower described on Exhibit A and any and all other properties, rights and assets of Borrower granted by Borrower to Collateral Agent for the ratable benefit of the Lenders or arising under the Code or other applicable law, now, or in the future.

“Collateral Account” is any Deposit Account, Securities Account, or Commodity Account.

“Collateral Agent” means, HTGC, not in its individual capacity, but solely in its capacity as agent on behalf of and for the benefit of the Lenders.

“Collateral Agent-Related Person” means the Collateral Agent, together with its Affiliates, and the officers, directors, employees, agents, advisors, auditors and attorneys-in-fact of such Persons; provided, however, that no Collateral Agent-Related Person shall be an Affiliate of Borrower.

“Commitment Fee” means $60,000.00, which fee is due to Lender on or prior to the Effective Date, and shall be deemed fully earned on such date regardless of the early termination of this Agreement.

“Commitment Percentage” is set forth in Schedule 1.1, as amended from time to time.

“Commodity Account” is any “commodity account” as defined in the Code with such additions to such term as may hereafter be made.

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“Common Stock” means the common stock of Borrower.

“Communication” is defined in Section 10.

“Compliance Certificate” is that certain certificate in the form attached hereto as Exhibit C.

“Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business.  The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

“Control Agreement” is any control agreement entered into among the depository institution at which Borrower maintains a Deposit Account or the securities intermediary or commodity intermediary at which Borrower maintains a Securities Account or a Commodity Account, Borrower and Collateral Agent pursuant to which Collateral Agent obtains control (within the meaning of the Code) for the benefit of the Lenders over such Deposit Account, Securities Account, or Commodity Account.

“Default Rate” is defined in Section 2.3(b).

“Deposit Account” is any “deposit account” as defined in the Code with such additions to such term as may hereafter be made.

“Designated Deposit Account” is Borrower’s deposit account as disclosed in writing to Lenders as of the Effective Date.

“Dollars,” “dollars” and “$” each mean lawful money of the United States.

“Effective Date” is defined in the preamble of this Agreement.

“Eligible Assignee” means (i) a Lender, (ii) an Affiliate of a Lender, (iii) an Approved Fund and (iv) any commercial bank, savings and loan association or savings bank or any other entity which is an “accredited investor” (as defined in Regulation D under the Securities Act of 1933, as amended) and which extends credit or buys loans as one of its businesses, including insurance companies, mutual funds, lease financing companies and commercial finance companies, in each case, which either (A) has a rating of BBB or higher from Standard & Poor’s Rating Group and a rating of Baa2 or higher from Moody’s Investors Service, Inc. at the date that it becomes a Lender or (B) has total assets in excess of $500,000,000, and in each case of clauses (i) through (iv), which, through its applicable lending office, is capable of lending to Borrower without the imposition of any withholding or similar taxes; provided that notwithstanding the foregoing, “Eligible Assignee” shall not include (i) Borrower or any of Borrower’s Affiliates or Subsidiaries or (ii) unless an Event of Default has occurred and is continuing, a direct competitor of Borrower or a vulture hedge fund, each as determined by Collateral Agent.  Notwithstanding the foregoing, (x) in connection with assignments by a Lender due to a forced divestiture at the request of any regulatory agency, the restrictions set forth herein shall not apply and Eligible Assignee shall mean any Person or party and (y) in connection with a Lender’s own financing or securitization transactions, the restrictions set forth herein shall not apply and Eligible Assignee shall mean any Person or party providing such financing or formed to undertake such securitization transaction and any transferee of such Person or party; provided that no such sale, transfer, pledge or assignment under this clause (y) shall release such Lender from any of its obligations hereunder or substitute any such Person or party for such Lender as a party hereto until Collateral Agent shall have received and accepted an effective assignment agreement from such Person or party in form satisfactory to Collateral Agent

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executed, delivered and fully completed by the applicable parties thereto, and shall have received such other information regarding such Eligible Assignee as Collateral Agent reasonably shall require.

“Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“ERISA” is the Employee Retirement Income Security Act of 1974, as amended, and its regulations.

“Existing Indebtedness” means the indebtedness of Borrower to Oxford in the aggregate principal outstanding amount as of the Effective Date of approximately Twenty Million Six Hundred Seventy-Two Thousand Eight Hundred Seven and 85/100 Dollars ($20,672,807.85) pursuant to that certain Loan and Security Agreement between Oxford, as Collateral Agent for the Lenders listed therein, and Borrower, dated as of March 18, 2011 (as amended from time to time).

“Event of Default” is defined in Section 8.

“Funding Date” is the Effective Date for the Term A Loan, and the date on which the Term B Loan or Term C Loan, as applicable, is made to or on account of Borrower which shall be a Business Day during the Second Draw Period and the Third Draw Period, respectively.

“GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession in the United States, which are applicable to the circumstances as of the date of determination.

“General Intangibles” is all “general intangibles” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation, all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, any trade secret rights, including any rights to unpatented inventions, payment intangibles, royalties, contract rights, goodwill, franchise agreements, purchase orders, customer lists, route lists, telephone numbers, domain names, claims, income and other tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations, and (d) Contingent Obligations.

“Indemnified Person” is defined in Section 12.2.

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“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Intellectual Property” includes without limitation, all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, trade names, service marks, mask works, rights of use of any name, domain names, or any other similar rights, any applications therefor, whether registered or not, and the goodwill of the business of any Person connected with and symbolized thereby, know-how, operating manuals, trade secret rights, clinical and non-clinical data, rights to unpatented inventions,  and any claims for damage by way of any past, present, or future infringement of any of the foregoing.

“Inventory” is all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of any Person’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” is any beneficial ownership interest in any Person (including stock, partnership interest or other securities), and any loan, advance or capital contribution to any Person.

“Joinder Agreement” means for each Subsidiary, a completed and executed Joinder Agreement in substantially the form attached hereto as Exhibit H.

“Lender” is any one of the Lenders.

“Lenders” shall mean the Persons identified on Schedule 1.1 hereto and each assignee that becomes a party to this Agreement pursuant to Section 12.1.

“Lenders’ Expenses” are all audit fees and expenses, costs, and expenses (including reasonable attorneys’ fees and expenses, as well as appraisal fees, fees incurred on account of lien searches, inspection fees, and filing fees) for preparing, amending, negotiating, administering, defending and enforcing the Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred by Collateral Agent and/or the Lenders in connection with the Loan Documents.

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest, or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Loan Documents” are, collectively, this Agreement, the Warrants, the Perfection Certificate, each Compliance Certificate, any subordination agreements, the ACH Authorization, any note, or notes or guaranties executed by Borrower, the Joinder Agreements, the landlord consents, the Control Agreements and any other present or future agreement between Borrower and/or any guarantor for the benefit of Lenders and Collateral Agent in connection with this Agreement, all as amended, restated, or otherwise modified.

“Material Adverse Change” is (a) a material impairment in the perfection or priority of Collateral Agent’s and/or Lenders’ Lien in the Collateral or in the value of such Collateral; or (b) a material impairment of the prospect of repayment of any portion of the Obligations.

“Maturity Date” is, for each Term Loan, July 1, 2017.

“Obligations” are Borrower’s obligation to pay when due any debts, principal, interest, Lenders’ Expenses, the Prepayment Fee, and other amounts Borrower owes the Lenders now or later, whether under this Agreement, the Loan Documents (other than the Warrants), or otherwise, including, without limitation, all obligations relating to letters of credit (including reimbursement obligations for drawn and undrawn letters of credit), cash management

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services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin (whether or not allowed) and debts, liabilities, or obligations of Borrower assigned to the Lenders and/or Collateral Agent, and the performance of Borrower’s duties under the Loan Documents (other than the Warrants).

“OFAC” is the U.S. Department of Treasury Office of Foreign Assets Control.

“OFAC Lists” are, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or other restricted Persons maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders.

“Operating Documents” are, for any Person, such Person’s formation documents, as certified by the Secretary of State of such Person’s jurisdiction of organization on a date that is no earlier than 30 days prior to the Effective Date, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Oxford” is Oxford Finance Corporation.

“Payment Date” is the first (1st) calendar day of each calendar month.

“Perfection Certificate” is defined in Section 5.1.

“Permitted Indebtedness” is:

(a)                                 Borrower’s Indebtedness to the Lenders and Collateral Agent under this Agreement and the other Loan Documents;

(b)                                 Indebtedness existing on the Effective Date and shown on the Perfection Certificate;

(c)                                  Subordinated Debt;

(d)                                 unsecured Indebtedness to trade creditors incurred in the ordinary course of business;

(e)                                  Indebtedness secured by liens specified in clause (c) of the definition of “Permitted Liens” provided such Indebtedness shall not exceed (i) One Million Dollars ($1,000,000) in the aggregate principal amount outstanding at any one time during the period from the Effective Date through the first anniversary of the Effective Date; plus (ii) an additional One Million Dollars ($1,000,000) (for an aggregate principal amount not to exceed Two Million Dollars ($2,000,000) outstanding at any one time during the period from the day after the first anniversary of the Effective Date through the second anniversary of the Effective Date; and (iii) an additional One Million Dollars ($1,000,000) (for an aggregate principal amount not to exceed Three Million Dollars ($3,000,000) outstanding at any one time during the period from the day after the second anniversary of the Effective Date; provided that prior to incurring any Indebtedness of the type or amount described in clause (ii) or (iii) above, Borrower shall have consummated (and provided Collateral Agent satisfactory evidence of) a co-development or co-marketing transaction, in form and substance satisfactory to Collateral Agent in its sole discretion, that results in Borrower receiving adequate consideration for such co-development or co-marketing transaction consistent with industry practice (including, but not limited to, royalty payments, upfront or milestone payments, or distribution rights);

(f)                                   Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of Borrower’s business;

(g)                                  Indebtedness with respect to letters of credit outstanding as of the date hereof, not to exceed Two Hundred Thousand Dollars ($200,000);

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(h)           Other unsecured Indebtedness in an aggregate principal amount not to exceed $100,000;

(i)            Indebtedness owing to State Street Bank and Trust Company (“State Street”) pursuant to that certain Custodianship Agreement Between Borrower and State Street executed as of June 20, 2007, provided that such Indebtedness shall be limited to the purpose of securities settlements, foreign exchange contracts, assumed settlement, and account overdrafts, each related to short term investment and treasury management functions and shall not include any lines of credit or advances for other purposes; and

(j)            extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (e) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose materially more burdensome terms upon Borrower or its Subsidiary, as the case may be.

“Permitted Investments” are:

(a)           Investments shown on the Perfection Certificate and existing on the Effective Date;

(b)           Investments permitted by Borrower’s investment policy as in effect as of the Effective Date, as approved by Borrower’s Board of Directors;

(c)           Investments securing letters of credit issued in favor of Borrower and outstanding as of the date hereof, not to exceed Two Hundred Thousand Dollars ($200,000);

(d)           Investments in newly-formed Subsidiaries organized in the United States, provided that such Subsidiaries enter into a Joinder Agreement promptly after their formation by  Borrower and execute such other documents as shall be reasonably requested by Collateral Agent;

(e)           Investments in newly-formed Subsidiaries organized outside of the United States, provided that (i) the amount of cash Investments in such Subsidiaries (A) does not exceed the amounts necessary to support the formation and maintenance of such foreign Subsidiaries, and (B) does not exceed an aggregate amount of $1,000,000 in any fiscal year, and (ii) 65% of the voting capital stock of such Subsidiaries is pledged to Collateral Agent promptly after their formation by  Borrower in compliance with Section 6.11; and

(f)            Investments in cash and Cash Equivalents.

“Permitted Liens” are:

(a)           Liens existing on the Effective Date and shown on the Perfection Certificate or arising under this Agreement and the other Loan Documents;

(b)           Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, provided that no notice of any such Lien has been filed or recorded under the Internal Revenue Code of 1986, as amended , and the Treasury Regulations adopted thereunder;

(c)           purchase money Liens (i) on Equipment acquired or held by Borrower incurred for financing the acquisition of the Equipment, or (ii) on existing Equipment when acquired, in each case if the Lien is confined to the property and improvements and the proceeds of the Equipment; provided that such Liens under this clause (c) (A) may have priority over liens granted to Collateral Agent hereunder to the extent provided under the Code so long as the Indebtedness secured by the Liens remain outstanding and (B) may secure Indebtedness of no more than the amounts set forth in clause (e) of the definition of “Permitted Indebtedness;”

(d)           banker’s liens, rights of setoff and Liens in favor of financial institutions incurred or made in connection with letters of credit issued in favor of Borrower and outstanding as of the date hereof;

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(e)           statutory Liens securing claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other Persons imposed without action of such parties, provided they have no priority over any of Collateral Agent’s Lien and the aggregate amount of the obligations secured by such Liens does not any time exceed Twenty-Five Thousand Dollars ($25,000);

(f)            leases or subleases of real property granted in the ordinary course of business, and leases, subleases, non-exclusive licenses or sublicenses of property (other than real property or Intellectual Property) granted in the ordinary course of Borrower’s business, if the leases, subleases, licenses and sublicenses do not prohibit granting Collateral Agent or any Lender a security interest;

(g)           banker’s liens, rights of setoff and Liens in favor of financial institutions incurred or made in the ordinary course of business arising in connection with Borrower’s deposit accounts or securities accounts held at such institutions to secure solely payment of fees and similar costs and expenses and provided such accounts are maintained in compliance with Section 6.6(b) hereof;

(h)           Liens to secure payment of workers’ compensation, employment insurance, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA);

(i)            Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 8.4 or 8.7;

(j)            licenses of Intellectual Property permitted by Section 7.1 hereof; and

(k)           Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) and (d) above, but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness may not increase.

“Permitted Transfer” means the non-exclusive license of Borrower’s Intellectual Property to its foreign Subsidiaries contemplated to be formed in the Cayman Islands and Ireland, as previously disclosed to Collateral Agent.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Prepayment Fee” means with respect to all or any part of any Term Loan subject to prepayment prior to the Maturity Date, whether by mandatory or voluntary prepayment, acceleration or otherwise, an additional fee payable to the Lenders in amount equal to:

(i)            for a prepayment made on or after the Effective Date and on or prior to the first anniversary thereof, three percent (3.00%) of the principal amount of the Term Loans prepaid;

(ii)           for a prepayment made after the first anniversary of the Effective Date but on or before the second anniversary of the Effective Date, two percent (2.00%) of the principal amount of the Term Loans prepaid; and

(iii)          for a prepayment made thereafter, one percent (1.00%) of the principal amount of the Term Loans prepaid.

“Pro Rata Share” means, as of any date of determination, with respect to each Lender, a percentage (expressed as a decimal, rounded to the ninth decimal place) determined by dividing the outstanding principal amount of Term Loans held by such Lender by the aggregate outstanding principal amount of all Term Loans.

“Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made

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“Required Lenders” means (i) for so long as all of the Persons that are Lenders on the Effective Date (each an “Original Lender”) have not assigned or transferred any of their interests in their respective Term Loans, Lenders holding one hundred percent (100%) of the aggregate outstanding principal balance of the Term Loans, or (ii) at any time from and after any Original Lender has assigned or transferred any interest in its Term Loans, Lenders holding, sixty-six percent (66%) or more of the aggregate outstanding principal balance of the Term Loans, plus, in respect of this clause (ii), (A) each Original Lender that has not assigned or transferred any portion of its respective Term Loan and (B) each assignee of an Original Lender provided such assignee was assigned or transferred and continues to hold 100% of the assigning Original Lender’s interest in the Term Loans (in each case in respect of clauses (A) and (B) of this clause (ii), whether or not such Lender is included within the Lenders holding sixty-six percent (66%) of the Terms Loans).  For purposes of this definition only, a Lender shall be deemed to include itself, and any Lender that is an Affiliate or Approved Fund of such Lender.

“Requirement of Law” is as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” is any Chief Executive Officer, Chief Financial Officer, Vice President of Finance and Controller, or Vice President of Finance, acting alone.

“Second Draw Period” means the period commencing on the Effective Date and ending on the earlier of (i) December 5, 2013, and (ii) the occurrence of an Event of Default; provided, however, that the Second Draw Period shall not commence if on the date of the request for the Term B Loan an Event of Default has occurred and is continuing.

“SBA” shall have the meaning assigned to such term in Section 6.13.

“SBIC” shall have the meaning assigned to such term in Section 6.13.

“SBIC Act” shall have the meaning assigned to such term in Section 6.13.

“Secured Promissory Note” is defined in Section 2.4.

“Secured Promissory Note Record” is a record maintained by each Lender with respect to the outstanding Obligations owed by Borrower to Lender and credits made thereto.

“Securities Account” is any “securities account” as defined in the Code with such additions to such term as may hereafter be made.

“Subordinated Debt” is indebtedness incurred by Borrower subordinated to all of Borrower’s now or hereafter indebtedness to the Lenders (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Collateral Agent and the Lenders entered into between Collateral Agent, Borrower, and the other creditor), on terms acceptable to Collateral Agent and the Lenders.

“Subsidiary” means, with respect to any Person, any Person of which 50.0% or more of the voting stock or other equity interests (in the case of Persons other than corporations) is owned or controlled, directly or indirectly, by such Person or one or more of Affiliates of such Person.

“Term Loan” is defined in Section 2.2(a)(iii) hereof.

“Term A Loan” is defined in Section 2.2(a)(i) hereof.

“Term B Loan” is defined in Section 2.2(a)(ii) hereof.

“Term C Loan” is defined in Section 2.2(a)(iii) hereof.

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“Term Loan Commitment” means, for any Lender, the obligation of such Lender to make a Term Loan, up to the principal amount shown on Schedule 1.1.  “Term Loan Commitments” means the aggregate amount of such commitments of all Lenders.

“Third Draw Period” means the period commencing on the Federal Drug Administration’s approval of Tavaborole and ending on the earlier of (i) thirty (30) days thereafter, (ii) December 15, 2014, and (iii) the occurrence of an Event of Default; provided, however, that the Third Draw Period shall not commence if on the date of the request for the Term C Loan an Event of Default has occurred and is continuing.

“Transfer” is defined in Section 7.1.

“Warrants” are those certain Warrants to purchase stock dated as of the Effective Date executed by Borrower in favor of Lenders.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

BORROWER:

ANACOR PHARMACEUTICALS, INC.

By	/s/ Geoffrey Parker
Name:	Geoffrey Parker
Title:	SVP & CFO

LENDERS AND COLLATERAL AGENT:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC., as Collateral Agent and as a Lender

By:	/s/ K. Nicholas Martitsch
Name:	K. Nicholas Martitsch
Title:	Associate General Counsel

HERCULES TECHNOLOGY III, L.P.,
as a Lender

By:	Hercules Technology SBIC Management, LLC, its General Partner

By:	Hercules Technology Growth Capital, Inc., its Manager

By:	/s/ K. Nicholas Martitsch
Name:	K. Nicholas Martitsch
Title:	Associate General Counsel

[Signature Page to Loan and Security Agreement]

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Table of Addenda, Exhibits and Schedules

Addendum 1:	SBA Provisions

Exhibit A:	Collateral Description
Exhibits B, B-1 and B-2:	Advance Request
Attachment to Advance Request
Exhibit C:	Compliance Certificate
Exhibit D:	Form of Secured Promissory Note
Exhibit E:	Corporate Borrowing Certificate
Exhibit F:	Borrower’s Deposit Accounts and Investment Accounts
Exhibit G:	Borrower’s Patents, Trademarks, Copyrights and Licenses
Exhibit H:	Joinder Agreement
Exhibit I:	ACH Debit Authorization Agreement
Schedule 1.1	Lenders and Commitments
Schedule 5.1	Perfection Certificate
Schedule 5.12	Capitalization

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ADDENDUM 1 to LOAN AND SECURITY AGREEMENT

(a)           Borrower’s Business.  For purposes of this Addendum 1, Borrower shall be deemed to include its “affiliates” as defined in Title 13 Code of Federal Regulations Section 121.103.  Borrower represents and warrants to Lender as of the Effective Date and covenants to Lender for a period of one year after the Effective Date with respect to subsections 2, 3, 4, 5, 6 and 7 below, as follows:

1.              Size Status.  Borrower does not have tangible net worth in excess of $18 million or average net income after Federal income taxes (excluding any carry-over losses) for the preceding two completed fiscal years in excess of $6 million;

2.              No Relender.  Borrower’s primary business activity does not involve, directly or indirectly, providing funds to others, purchasing debt obligations, factoring, or long-term leasing of equipment with no provision for maintenance or repair;

3.              No Passive Business.  Borrower is engaged in a regular and continuous business operation (excluding the mere receipt of payments such as dividends, rents, lease payments, or royalties).  Borrower’s employees are carrying on the majority of day to day operations.  Borrower will not pass through substantially all of the proceeds of the Loan to another entity;

4.              No Real Estate Business.  Borrower is not classified under Major Group 65 (Real Estate) or Industry No. 1531 (Operative Builders) of the SIC Manual.  The proceeds of the Loan will not be used to acquire or refinance real property unless Borrower (x) is acquiring an existing property and will use at least 51 percent of the usable square footage for its business purposes; (y) is building or renovating a building and will use at least 67 percent of the usable square footage for its business purposes; or (z) occupies the subject property and uses at least 67 percent of the usable square footage for its business purposes.

5.              No Project Finance.  Borrower’s assets are not intended to be reduced or consumed, generally without replacement, as the life of its business progresses, and the nature of Borrower’s business does not require that a stream of cash payments be made to the business’s financing sources, on a basis associated with the continuing sale of assets (e.g., real estate development projects and oil and gas wells).  The primary purpose of the Loan is not to fund production of a single item or defined limited number of items, generally over a defined production period, where such production will constitute the majority of the activities of Borrower (e.g., motion pictures and electric generating plants).

6.              No Farm Land Purchases.  Borrower will not use the proceeds of the Loan to acquire farm land which is or is intended to be used for agricultural or forestry purposes, such as the production of food, fiber, or wood, or is so taxed or zoned.

7.              No Foreign Investment.  The proceeds of the Loan will not be used substantially for a foreign operation.  At the time of the Loan, Borrower will not have more than 49 percent of its employees or tangible assets located outside the United States.  The representation in this subsection (7) is made only as of the date hereof and shall not continue for one year as contemplated in the first sentence of this Section 1.

(b)           Small Business Administration Documentation.  Lender acknowledges that Borrower completed, executed and delivered to Lender SBA Forms 480, 652 and 1031 (Parts A and B) together with a business plan showing Borrower’s financial projections (including balance sheets and income and cash

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

flows statements) for the period described therein and a written statement (whether included in the purchase agreement or pursuant to a separate statement) from Lender regarding its intended use of proceeds from the sale of securities to Lender (the “Use of Proceeds Statement”).  Borrower represents and warrants to Lender that the information regarding Borrower and its affiliates set forth in the SBA Form 480, Form 652 and Form 1031 and the Use of Proceeds Statement delivered as of the Effective Date is accurate and complete.

(c)           Inspection.  The following covenants contained in this Section (c) are intended to supplement and not to restrict the related provisions of the Loan Documents.  Subject to the preceding sentence, Borrower will permit, for so long as Lender holds any debt or equity securities of Borrower, Lender or its representative, at Lender’ expense, and examiners of the SBA to visit and inspect the properties and assets of Borrower, to examine its books of account and records, and to discuss Borrower’s affairs, finances and accounts with Borrower’s officers, senior management and accountants, all at such reasonable times as may be requested by Lender or the SBA.

(d)           Annual Assessment.  Promptly after the end of each calendar year (but in any event prior to February 28 of each year) and at such other times as may be reasonably requested by Lender, Borrower will deliver to Lender a written assessment of the economic impact of Lender’ investment in Borrower, specifying the full-time equivalent jobs created or retained in connection with the investment, the impact of the investment on the businesses of Borrower in terms of expanded revenue and taxes, other economic benefits resulting from the investment (such as technology development or commercialization, minority business development, or expansion of exports) and such other information as may be required regarding Borrower in connection with the filing of Lender’s SBA Form 468.   Lender will assist Borrower with preparing such assessment.  In addition to any other rights granted hereunder, Borrower will grant Lender and the SBA access to Borrower’s books and records for the purpose of verifying the use of such proceeds.  Borrower also will furnish or cause to be furnished to Lender such other information regarding the business, affairs and condition of Borrower as Lender may from time to time reasonably request.

(e)           Use of Proceeds.  Borrower will use the proceeds from the Loan only for purposes set forth in Section 7.16.  Borrower will deliver to Lender from time to time promptly following Lender’s request, a written report, certified as correct by Borrower’s Chief Financial Officer, verifying the purposes and amounts for which proceeds from the Loan have been disbursed.  Borrower will supply to Lender such additional information and documents as Lender reasonably requests with respect to its use of proceeds and will permit Lender and the SBA to have access to any and all Borrower records and information and personnel as Lender deems necessary to verify how such proceeds have been or are being used, and to assure that the proceeds have been used for the purposes specified in Section 7.16.

(f)            Activities and Proceeds.  Neither Borrower nor any of its affiliates (if any) will engage in any activities or use directly or indirectly the proceeds from the Loan for any purpose for which a small business investment company is prohibited from providing funds by the SBIC Act, including 13 C.F.R. §107.720.  Without obtaining the prior written approval of Lender, Borrower will not change within 1 year of the date hereof, Borrower’s current business activity to a business activity which a licensee under the SBIC Act is prohibited from providing funds by the SBIC Act.

(g)           Redemption Provisions.  Notwithstanding any provision to the contrary contained in the Certificate of Incorporation of Borrower, as amended from time to time (the “Charter”), if, pursuant to the redemption provisions contained in the Charter, Lender is entitled to a redemption of its Warrant, such redemption (in the case of Lender) will be at a price equal to the redemption price set forth in the Charter (the “Existing Redemption Price”).  If, however, Lender delivers written notice to Borrower that the then current regulations promulgated under the SBIC Act prohibit payment of the Existing Redemption Price in the case of an SBIC (or, if applied, the Existing Redemption Price would cause the capital stock issuable upon exercise of the Warrant to lose its classification as an “equity security” and Lender has determined that such classification is unadvisable), the amount Lender will be entitled to receive shall be the greater of (i) fair market value of the securities being redeemed taking into account the rights and preferences of such securities plus any costs and expenses of the Lender incurred in making or maintaining the Warrant, and (ii) the Existing Redemption Price where the amount of accrued but unpaid dividends payable to the Lender is limited to Borrower’s earnings plus any costs and expenses of the Lender incurred in making or

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

maintaining the Warrant; provided, however, the amount calculated in subsections (i) or (ii) above shall not exceed the Existing Redemption Price.

(h)           Compliance and Resolution.   Borrower agrees that a failure to comply with Borrower’s obligations under this Addendum, or any other set of facts or circumstances where it has been asserted by any governmental regulatory agency (or Lender believes that there is a substantial risk of such assertion) that Lender and its affiliates are not entitled to hold, or exercise any significant right with respect to, any securities issued to Lender by Borrower, will constitute a breach of the obligations of Borrower under the financing agreements between Borrower and Lender.  In the event of (i) a failure to comply with Borrower’s obligations under this Addendum; or (ii) an assertion by any governmental regulatory agency (or Lender believes that there is a substantial risk of such assertion) of a failure to comply with Borrower’s obligations under this Addendum, then (i) Lender and Borrower will meet and resolve any such issue in good faith to the satisfaction of Borrower, Lender, and any governmental regulatory agency, and (ii) upon request of Lender, Borrower will cooperate and assist with any assignment of the financing agreements from Hercules Technology III, L.P. to Hercules Technology Growth Capital, Inc.

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A

The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles, commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, all certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

All Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include any of the following, whether now owned or hereafter acquired: (i) any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished; any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same; trademarks, trade names, service marks, mask works, rights of use of any name or domain names and, to the extent permitted under applicable law, any applications therefor, whether registered or not; and know-how, operating manuals, trade secret rights, clinical and non-clinical data, rights to unpatented inventions; and any claims for damage by way of any past, present, or future infringement of any of the foregoing (collectively, the “Intellectual Property”); provided, however, the Collateral shall include all Accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the foregoing; or (ii) more than 65% of the presently existing and hereafter arising issued and outstanding shares of capital stock owned by Borrower of any Subsidiary organized in a jurisdiction other than the United States.

Pursuant to the terms of a certain negative pledge arrangement with Collateral Agent and Lenders, Borrower has agreed not to encumber any of its Intellectual Property.

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B

ADVANCE REQUEST

To:	Lenders:	Date:	June 7, 2013
Hercules Technology Growth Capital, Inc. (“HTGC”)
and Hercules Technology III, L.P. (“HTIII”)
400 Hamilton Avenue, Suite 310
Palo Alto, CA 94301
Facsimile: 650-473-9194
Attn: Chad Norman

Anacor Pharmaceuticals, Inc. (“Borrower”) hereby requests from Hercules Technology Growth Capital, Inc. and , Hercules Technology III, L.P. (“Lenders”) an Advance in the amount of Thirty Million Dollars ($30,000,000.00) on June 7, 2013 (the “Advance Date”) pursuant to the Loan and Security Agreement between Borrower and Lenders (the “Agreement”). Capitalized words and other terms used but not otherwise defined herein are used with the same meanings as defined in the Agreement.

The proceeds of the Term A Loan shall be disbursed as follows:

Disbursement from HTGC:
Loan Amount	$15,000,000
Disbursement from HTIII:

Loan Amount	$15,000,000

Less:
— Existing Debt Payoff to be remitted to Oxford per the Payoff Letter dated 6/6/13	($15,045,152.07)
— Existing Debt Payoff to be remitted to Horizon per the Payoff Letter dated 6/6/13	($7,522,576.10)
— HTGC’s Legal Fees	($ 15,000.00 )*
— HTGC’s Facility Fee	($ 450,000.00)

Net Proceeds of Term A Loan due from HTGC and HTIII:	$6,967,271.83

To disburse the Net Proceeds to Borrower, please:
Wire Funds to Borrower’s account	$6,967,271.83

Account Name:	Custody Services
Bank Name:	State Street Bank & Trust Company
Bank Address:	Crown Colony Park
1200 Crown Colony Drive
Quincy, MA 02169-0938

Account Number:	{ * }
ABA Number:	{ * }

* Legal fees and costs are through the Effective Date.  Post-closing legal fees and costs, payable after the Effective Date, to be invoiced and paid post-closing.

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Borrower represents that the conditions precedent to the Advance set forth in the Agreement are satisfied and shall be satisfied upon the making of such Advance, including but not limited to:  (i) that no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing; (ii) that the representations and warranties set forth in the Agreement and in the Warrants are and shall be true and correct in all material respects on and as of the Advance Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; (iii) that Borrower is in compliance with all the terms and provisions set forth in each Loan Document on its part to be observed or performed; and (iv) that as of the Advance Date, no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute an Event of Default under the Loan Documents.  Borrower understands and acknowledges that Lenders have the right to review the financial information supporting this representation and, based upon such review in their sole discretion, Lenders may decline to fund the requested Advance.

Borrower hereby represents that Borrower’s corporate status and locations have not changed since the date of the Agreement or, if the Attachment to this Advance Request is completed, are as set forth in the Attachment to this Advance Request.

Borrower agrees to notify Lenders promptly before the funding of the Advance if any of the matters which  have been represented above shall not be true and correct on the Borrowing Date and if Lenders have received no such notice before the Advance Date then the statements set forth above shall be deemed to have been made and shall be deemed to be true and correct as of the Advance Date.

Executed as of June 7, 2013.

BORROWER: ANACOR PHARMACEUTICALS, INC.

SIGNATURE:	/s/ Geoffrey Parker
TITLE:	Geoffrey Parker
PRINT NAME:	SVP & CFO

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ATTACHMENT TO ADVANCE REQUEST

Dated:   June 7, 2013

Borrower hereby represents and warrants to Lenders that Borrower’s current name and organizational status is as follows:

Name:	ANACOR PHARMACEUTICALS, INC.
Type of organization:	Corporation
State of organization:	Delaware
Organization file number:	3325077

Borrower hereby represents and warrants to Lenders that the street addresses, cities, states and postal code of its principal executive office is as follows:

1020 East Meadow Circle, Palo Alto, California  94303-4230

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B-1

ADVANCE REQUEST

To:	Lenders:	Date:	, 201
Hercules Technology Growth Capital, Inc. (“HTGC”) and Hercules Technology III, L.P. (“HTIII”) 400 Hamilton Avenue, Suite 310 Palo Alto, CA 94301 Facsimile: 650-473-9194 Attn:

Anacor Pharmaceuticals, Inc. (“Borrower”) hereby requests from Hercules Technology Growth Capital, Inc. and  Hercules Technology III, L.P. (“Lenders”) an Advance in the amount of                            Dollars ($                      ) on                            , 201     (the “Advance Date”) pursuant to the Loan and Security Agreement between Borrower and Lenders (the “Agreement”). Capitalized words and other terms used but not otherwise defined herein are used with the same meanings as defined in the Agreement.

The proceeds of the Term B Loan shall be disbursed as follows:

Disbursement from HTGC:
Loan Amount	$
Net Proceeds of Term B Loan due from HTGC:	$

Disbursement from HTIII:

Loan Amount	$0
Net Proceeds of Term B Loan due from HTIII:	$0

To disburse the Net Proceeds to Borrower, please:
Wire Funds to Borrower’s account	$

Account Name:	Custody Services
Bank Name:	State Street Bank & Trust Company
Bank Address:	Crown Colony Park
1200 Crown Colony Drive
Quincy, MA 02169-0938

Account Number: { * }
ABA Number: { * }

To the further credit of: Anacor Pharmaceuticals { * }

Borrower represents that the conditions precedent to the Advance set forth in the Agreement are satisfied and shall be satisfied upon the making of such Advance, including but not limited to:  (i) that no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing; (ii) that the representations and warranties set forth in the Agreement and in the Warrants are and shall be true and correct in all material respects on and as of the Advance Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; (iii) that Borrower is in compliance with all the terms and provisions set forth in each Loan Document on its part to be observed or performed; and (iv) that as of the Advance Date, no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute an Event of Default under the Loan Documents.  Borrower understands and acknowledges that Lenders have the right to review the financial information supporting this

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

representation and, based upon such review in its sole discretion, Lenders may decline to fund the requested Advance.

Borrower hereby represents that Borrower’s corporate status and locations have not changed since the date of the Agreement or, if the Attachment to this Advance Request is completed, are as set forth in the Attachment to this Advance Request.

Borrower agrees to notify Lenders promptly before the funding of the Advance  if any of the matters which  have been represented above shall not be true and correct on the Borrowing Date and if Lenders have received no such notice before the Advance Date then the statements set forth above shall be deemed to have been made and shall be deemed to be true and correct as of the Advance Date.

Executed as of                            , 201    .

BORROWER: ANACOR PHARMACEUTICALS, INC.

SIGNATURE:
TITLE:
PRINT NAME:

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ATTACHMENT TO ADVANCE REQUEST

Dated:

Borrower hereby represents and warrants to Lenders that Borrower’s current name and organizational status is as follows:

Name:	ANACOR PHARMACEUTICALS, INC.
Type of organization:	Corporation
State of organization:	Delaware
Organization file number:	3325077

Borrower hereby represents and warrants to Lenders that the street address, city, state and postal code of its principal executive office is as follows:

1020 EAST MEADOW CIRCLE, PALO ALTO, CALIFORNIA  94303-4230

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B-2

ADVANCE REQUEST

To:	Lenders:	Date:	, 201
Hercules Technology Growth Capital, Inc. (“HTGC”)
and Hercules Technology III, L.P. (“HTIII”)
400 Hamilton Avenue, Suite 310
Palo Alto, CA 94301
Facsimile: 650-473-9194
Attn:

Anacor Pharmaceuticals, Inc. (“Borrower”) hereby requests from Hercules Technology Growth Capital, Inc. and  Hercules Technology III, L.P. (“Lenders”) an Advance in the amount of Five Million Dollars ($5,000,000.00) on                            , 201      (the “Advance Date”) pursuant to the Loan and Security Agreement between Borrower and Lenders (the “Agreement”). Capitalized words and other terms used but not otherwise defined herein are used with the same meanings as defined in the Agreement.

The proceeds of the Term C Loan shall be disbursed as follows:

Disbursement from HTGC:
Loan Amount	$5,000,000
Net Proceeds of Term C Loan due from HTGC:	$5,000,000

Disbursement from HTIII:

Loan Amount	$0
Net Proceeds of Term C Loan due from HTIII:	$0

To disburse the Net Proceeds to Borrower, please:
Wire Funds to Borrower’s account	$

Account Name:	Custody Services
Bank Name:	State Street Bank & Trust Company
Bank Address:	Crown Colony Park
1200 Crown Colony Drive
Quincy, MA 02169-0938

Account Number:	{ * }
ABA Number:	{ * }

To the further credit of: Anacor Pharmaceuticals { * }

Borrower represents that the conditions precedent to the Advance set forth in the Agreement are satisfied and shall be satisfied upon the making of such Advance, including but not limited to:  (i) that no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing; (ii) that the representations and warranties set forth in the Agreement and in the Warrants are and shall be true and correct in all material respects on and as of the Advance Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; (iii) that Borrower is in compliance with all the terms and provisions set forth in each Loan Document on its part to be observed or performed; and (iv) that as of the Advance Date, no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute an Event of Default under the Loan Documents.  Borrower understands and acknowledges that Lenders have the right to review the financial information supporting this

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

representation and, based upon such review in its sole discretion, Lenders may decline to fund the requested Advance.

Borrower hereby represents that Borrower’s corporate status and locations have not changed since the date of the Agreement or, if the Attachment to this Advance Request is completed, are as set forth in the Attachment to this Advance Request.

Borrower agrees to notify Lenders promptly before the funding of the Advance  if any of the matters which  have been represented above shall not be true and correct on the Borrowing Date and if Lenders have received no such notice before the Advance Date then the statements set forth above shall be deemed to have been made and shall be deemed to be true and correct as of the Advance Date.

Executed as of                            , 201    .

BORROWER: ANACOR PHARMACEUTICALS, INC.

SIGNATURE:
TITLE:
PRINT NAME:

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ATTACHMENT TO ADVANCE REQUEST

Dated:

Borrower hereby represents and warrants to Lenders that Borrower’s current name and organizational status is as follows:

Name:	ANACOR PHARMACEUTICALS, INC.
Type of organization:	Corporation
State of organization:	Delaware
Organization file number:	3325077

Borrower hereby represents and warrants to Lenders that the street address, city, state and postal code of its principal executive office is as follows:

1020 East Meadow Circle, Palo Alto, California  94303-4230

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C

Hercules Technology Growth Capital, Inc. and Hercules Technology III, L.P.

400 Hamilton Avenue, Suite 310

Palo Alto, CA 94301

Reference is made to that certain Loan and Security Agreement dated June 7, 2013, and all ancillary documents entered into in connection with such Loan and Security Agreement all as may be amended from time to time, (hereinafter referred to collectively as the “Loan Agreement”) between Hercules Technology Growth Capital, Inc., as Collateral Agent and a Lender and Hercules Technology III, L.P. as a Lender, and Anacor Pharmaceuticals, Inc. (the “Company”) as Borrower. All capitalized terms not defined herein shall have the same meaning as defined in the Loan Agreement.

The undersigned is an Officer of the Company, knowledgeable of all Company financial matters, and is authorized to provide certification of information regarding the Company; hereby certifies that in accordance with the terms and conditions of the Loan Agreement, the Company is in compliance for the period ending                        of all covenants, conditions and terms and hereby reaffirms that all representations and warranties contained therein are true and correct on and as of the date of this Compliance Certificate with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties.  Attached are the required documents supporting the above certification or with respect to quarterly and annual financial statements, access (via posting and/or links on Borrower’s website) to Borrower’s Form 10-Q or Form 10-K filed with the Securities and Exchange Commission has been separately provided to Lenders.  The undersigned further certifies that these are prepared in accordance with GAAP (except for the absence of footnotes with respect to unaudited financial statement and subject to normal year end adjustments) and are consistent from one period to the next except as explained below.

REPORTING REQUIREMENT	REQUIRED	CHECK IF ATTACHED
Interim Financial Statements	Monthly within 45 days of first two months of each quarter
Interim Financial Statements	Quarterly within 5 days of Form 10-Q filing
Audited Financial Statements	FYE within 5 days of Form 10-K filing

Very Truly Yours,

ANACOR PHARMACEUTICALS, INC.

By:	/s/ Geoffrey Parker
Name:	Geoffrey Parker
Its:	SVP & CFO

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D

SECURED TERM PROMISSORY NOTE

$[ ],000,000	Advance Date: , 20[ ]
Maturity Date: , 20[ ]

FOR VALUE RECEIVED, ANACOR PHARMACEUTICALS, INC, a Delaware corporation, for itself and each of its Subsidiaries (the “Borrower”) hereby promises to pay to the order of [Hercules Technology Growth Capital, Inc., a Maryland corporation] [Hercules Technology III, L.P., a Delaware limited partnership]  or the holder of this Note (the “Lenders”) at 400 Hamilton Avenue, Suite 310, Palo Alto, CA 94301 or such other place of payment as the holder of this Secured Term Promissory Note (this “Promissory Note”) may specify from time to time in writing, in lawful money of the United States of America, the principal amount of [  ] Million Dollars ($[  ],000,000) or such other principal amount as Lenders have advanced to Borrower, together with interest at a variable rate equal to the Basic Rate (as defined in the Loan Agreement).

This Promissory Note is the Secured Promissory Note referred to in, and is executed and delivered in connection with, that certain Loan and Security Agreement dated June 7, 2013, by and between Borrower and Lenders (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the “Loan Agreement”), and is entitled to the benefit and security of the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), to which reference is made for a statement of all of the terms and conditions thereof.  All payments shall be made in accordance with the Loan Agreement.  All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein.  An Event of Default under the Loan Agreement shall constitute a default under this Promissory Note.

Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest under the UCC or any applicable law.   Borrower agrees to make all payments under this Promissory Note without setoff, recoupment or deduction and regardless of any counterclaim or defense.  This Promissory Note has been negotiated and delivered to Lenders and is payable in the State of California.  This Promissory Note shall be governed by and construed and enforced in accordance with, the laws of the State of California, excluding any conflicts of law rules or principles that would cause the application of the laws of any other jurisdiction.

BORROWER FOR ITSELF AND
ON BEHALF OF ITS SUBSIDIARIES:	ANACOR PHARMACEUTICALS, INC.

By:
Title:

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E

CORPORATE BORROWING CERTIFICATE

BORROWER:	ANACOR PHARMACEUTICALS, INC.	DATE: June 7, 2013
LENDERS:	Hercules Technology Growth Capital, Inc. (“Collateral Agent”) and
Hercules Technology III, L.P. (jointly, “Lenders”)

I hereby certify as follows, as of the date set forth above:

1.  I am the Secretary, Assistant Secretary or other officer of Borrower.   My title is as set forth below.

2.  Borrower’s exact legal name is set forth above.  Borrower is a corporation existing under the laws of the State of Delaware.

3.  Attached hereto are true, correct and complete copies of Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 1 above.  Such Certificate of Incorporation has not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.

4.  The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action).  Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Lenders may rely on them until each Lender receives written notice of revocation from Borrower.

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories

David P. Perry	President and Chief Executive Officer	/s/ David P. Perry	☒
Geoffrey M. Parker	Senior Vice President; Chief Financial Officer	/s/ Geoffrey M. Parker	☒
James R. Marconi	Vice President, Finance and Controller	/s/ James R. Marconi	☒

Lucy O. Day	Vice President, Finance	/s/ Lucy O. Day	☒

RESOLVED FURTHER, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

RESOLVED FURTHER, that such individuals may, on behalf of Borrower:

Borrow Money.  Borrow money from Lenders.

Execute Loan Documents.  Execute any loan documents any Lender requires.

Grant Security.  Grant Collateral Agent and Lenders a security interest in any of Borrower’s assets.

Negotiate Items.  Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1

Issue Warrants.  Issue warrants for Borrower’s capital stock.

Further Acts.  Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrowers right to a jury trial) they believe to be necessary to effectuate such resolutions.

RESOLVED FURTHER, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5.  The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:	/s/ Glen Y. Sato
Name:	Glen Y. Sato
Title:	Secretary

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the SVP & CFO of Borrower, hereby certify as to paragraphs 1 through 5 above, as of the date set forth above.
[print title]

By:	/s/ Geoffrey Parker
Name:	Geoffrey Parker
Title:	SVP & CFO

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2

EXHIBIT F

BORROWER’S DEPOSIT ACCOUNTS AND INVESTMENT ACCOUNTS

Bank of America

530 Lytton Ave., Suite 301

Palo Alto, CA 94301

Account number { * }

Operating Account in the name of Anacor Pharmaceuticals, Inc.

State Street Bank

1200 Crown Colony Dr., CC1-3

Quincy, MA 02169

Account number { * }

Investment Account in the name of Anacor Pharmaceuticals, Inc.

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1

EXHIBIT G

BORROWER’S PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

{ * }

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT H

FORM OF JOINDER AGREEMENT

This Joinder Agreement (the “Joinder Agreement”) is made and dated as of [          ], 20[  ], and is entered into by and between                                          ., a                        corporation (“Subsidiary”), and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., as Collateral Agent and a Lender, and Hercules Technology III, L.P. as a Lender.

RECITALS

A.  Subsidiary’s Affiliate, Anacor Pharmaceuticals, Inc. (“Company”) has entered into that certain Loan and Security Agreement dated June 7, 2013, with Lenders, as such agreement may be amended (the “Loan Agreement”), together with the other agreements executed and delivered in connection therewith;

B.  Subsidiary acknowledges and agrees that it will benefit both directly and indirectly from Company’s execution of the Loan Agreement and the other agreements executed and delivered in connection therewith;

AGREEMENT

NOW THEREFORE, Subsidiary and Lenders agree as follows:

1.              The recitals set forth above are incorporated into and made part of this Joinder Agreement.  Capitalized terms not defined herein shall have the meaning provided in the Loan Agreement.

2.              By signing this Joinder Agreement, Subsidiary shall be bound by the terms and conditions of the Loan Agreement the same as if it were the Borrower (as defined in the Loan Agreement) under the Loan Agreement, mutatis mutandis, provided however, that Lenders shall have no duties, responsibilities or obligations to Subsidiary arising under or related to the Loan Agreement or the other agreements executed and delivered in connection therewith.  Rather, to the extent that Lenders have any duties, responsibilities or obligations arising under or related to the Loan Agreement or the other agreements executed and delivered in connection therewith, those duties, responsibilities or obligations shall flow only to Company and not to Subsidiary or any other person or entity.  By way of example (and not an exclusive list): (a) Lenders’ providing notice to Company in accordance with the Loan Agreement or as otherwise agreed between Company and Lenders shall be deemed provided to Subsidiary; (b) a Lenders’ providing an Advance to Company shall be deemed an Advance to Subsidiary; and (c) Subsidiary shall have no right to request an Advance or make any other demand on Lenders.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT I

ACH DEBIT AUTHORIZATION AGREEMENT

Hercules Technology Growth Capital, Inc. and Hercules Technology III, L.P.

400 Hamilton Avenue, Suite 310

Palo Alto, CA  94301

Re:  Loan and Security Agreement dated June 7, 2013 between Anacor Pharmaceuticals, Inc. (the “Borrower”) and Hercules Technology Growth Capital, Inc. and Hercules Technology III, L.P. (individually and jointly, the “Company”) (the “Agreement”)

In connection with the above referenced Agreement, the Borrower hereby authorizes the Company to initiate debit entries for the periodic payments due under the Agreement to the Borrower’s account indicated below.  The Borrower authorizes the depository institution named below to debit to such account.

DEPOSITORY NAME BANK OF AMERICA	BRANCH 125 S. MARKET ST., 8TH FLOOR, SAN JOSE
CITY SAN JOSE	STATE AND ZIP CODE CALIFORNIA 95134
TRANSIT/ABA NUMBER { * }	ACCOUNT NUMBER { * }

This authority will remain in full force and effect so long as any amounts are due under the Agreement.

Anacor Pharmaceuticals, Inc.
(Borrower)(Please Print)	/s/ Geoffrey Parker

By:	Geoffrey Parker

Date:	June 7, 2013

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 1.1

LENDERS AND COMMITMENTS

Term A Loans

Lender	Term Loan Commitment	Commitment Percentage
HTGC	$15,000,000	50.00%
HTIII	$15,000,000	50.00%
TOTAL	$40,000,000	100.00%

Term B Loans

Lender	Term Loan Commitment	Commitment Percentage
HTGC	$10,000,000	100.00%
HTIII	$0	0%
TOTAL	$10,000,000	100.00%

Term C Loans

Lender	Term Loan Commitment	Commitment Percentage
HTGC	$5,000,000	100.00%
HTIII	$0	0%
TOTAL	$5,000,000	100.00%

Aggregate (all Term Loans)

Lender	Term Loan Commitment	Commitment Percentage
HTGC	$30,000,000	66.67%
HTIII	$15,000,000	33.33%
TOTAL	$45,000,000	100.00%

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 5.1

PERFECTION CERTIFICATE

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Notes:

1.	This is a form designed to be completed in Microsoft Word.

2.	If there is not enough space for your answer, use the continuation sheet at the end of this form or attach a separate Word document with the additional information.

3.

When completed, submit this form by e-mail or fax to Hercules Technology Growth Capital, Inc. and Hercules Technology III, L.P. Please also print this form and submit a hard copy signed by an officer of the Company.

4.

This completed and executed certificate is a condition to closing and funding the loan. Information contained herein may have an impact on the drafting of the loan documents. The sooner this completed certificate is received by Hercules Technology Growth Capital, Inc. and Hercules Technology III, L.P., the more likely it is that the transaction can be finalized in a timely manner.

PERFECTION CERTIFICATE

TO:        Hercules Technology Growth Capital, Inc. and Hercules Technology III, L.P.

The undersigned, the VP of Finance of ANACOR PHARMACEUTICALS, INC. (the “Company”), hereby represents and warrants to you on behalf of the Company as follows:

1.                                      NAMES OF THE COMPANY

a.             The name of the Company as it appears in its current Articles or Certificate of Incorporation is:  Anacor Pharmaceuticals, Inc.

b.             The federal employer identification number of the Company is:   25-1854385

c.             The Company is formed under the laws of the State of Delaware, U.S..

d.             The organizational identification number issued to the Company under its jurisdiction of formation is: 3325077

e.             The Company transacts business in the following states (and/or countries) (list jurisdictions other than jurisdiction of formation): California, U.S.

f.             The Company is duly qualified to transact business as a foreign entity in the following states (and/or countries) (list jurisdictions other than jurisdiction of formation):  California, U.S.

g.             The following is a list of all other names (including fictitious names, d/b/a’s, trade names or similar names) currently used by the Company or used within the past five years:

Name	Period of Use	Note whether prior legal name, fictitious name, d/b/a, trade name, etc.
------	------	------
------	------	------
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{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

h.             The following are the legal names and jurisdictions of formation of all entities which have been merged into the Company during the past five years:

Legal Name of Merged Entity	Entity Jurisdiction of Formation	Year of Merger
------	------	------
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i.              The following are the legal names and addresses (including jurisdictions of formation) of all entities from whom the Company has acquired any personal property in a transaction not in the ordinary course of business in an amount in excess of $100,000 during the past five years, together with the date of such acquisition and the type of personal property acquired (e.g., equipment, inventory, etc.):

Legal Name	Jurisdiction of Formation / Address	Date of Acquisition	Type of Property
------	------	------	------
------	------	------	------
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2.             EQUITY-RELATED MATTERS

a.             Is the Company publicly-traded or privately held?

Public ☒               Private ☐

b.             If public, provide the following information:

Date of Listing	November 23, 2010
Exchange (e.g., NASDAQ, NYSE AMEX, LSE, etc.)	NASDAQ
Ticker/Trading symbol	ANAC
Tax/Accounting Year	December 31
Is the Company current in its SEC and/or other reporting?	Yes
Last report filed	Form 10-Q as of March 31, 2013 filed on May 10, 2013

c.             If private, attach a current capitalization table as a schedule.

3.             PARENT/SUBSIDIARIES OF THE COMPANY

a.             The legal name of each subsidiary and parent of the Company is as follows.  (A “parent” is an entity directly owning more than 50% of the outstanding capital stock of the Company.  A “subsidiary” is an entity, 50% or more of the outstanding capital stock of which is directly owned by the Company.)

Name	Subsidiary/Parent	Fed. Employer ID No.

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Anacor Pharmaceuticals, Inc.	Sub ☐ Parent X	25-1854385
-----	Sub ☐ Parent ☐	-----
-----	Sub ☐ Parent ☐	-----

b.             The following is a list of the respective jurisdictions and dates of formation of the parent and each subsidiary of the Company:

Name	Jurisdiction	Date of Formation
Anacor Pharmaceuticals, Inc.	Delaware, U.S.	December 14, 2000
-----	-----	-----
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c.             The following is a list of all other names (including fictitious names, d/b/a’s, trade names or similar names) currently used by each subsidiary of the Company or used during the past five years:

Name	Subsidiary
-----	-----
-----	-----
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d.             The following are the names of all entities which have been merged into a subsidiary of the Company during the five years:

Name	Subsidiary
-----	-----
-----	-----
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e.             The following are the names and addresses of all entities from whom each subsidiary of the Company has acquired any personal property in a transaction not in the ordinary course of business in an amount in excess of $100,000 during the past five years, together with the date of such acquisition and the type of personal property acquired (e.g., equipment, inventory, etc.):

Name	Address	Date of Acquisition	Type of Property	Subsidiary
-----	-----	-----	-----	-----
-----	-----	-----	-----	-----
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{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.                                      LOCATIONS OF COMPANY AND ITS SUBSIDIARIES

a.                                      The Company and each of its subsidiaries maintain books or records at the following addresses:

Complete street and mailing address, including county	Name of Company/Subsidiary
1020 E. Meadow Circle, Palo Alto, CA USA 94303	Anacor Pharmaceuticals, Inc.
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b.                                      The Company and its subsidiaries own, lease, or occupy real property located at the following addresses and maintain equipment, inventory, or other property at such address:

Complete street and mailing address, including county	Name of Company/Subsidiary	Equipment/Inventory/other Collateral
1020 E. Meadow Circle, Palo Alto, CA USA 94303	Anacor Pharmaceuticals, Inc.	Equipment and furniture
1060 E. Meadow Circle, Palo Alto, CA USA 94303	Anacor Pharmaceuticals, Inc.	Equipment and furniture
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c.                                       The following are the names and addresses of all warehousemen, bailees, or other third parties who have possession of any of the Company’s inventory, equipment, or other property or that of its subsidiaries:

Name and complete mailing address of third party	Description of assets held with third party including estimated FMV	Name of Company/Subsidiary
DPT Laboratories, Ltd. 3300 Research Plaza Brooks City Base San Antonio, TX 78235	Drug material, less than $100,000	DPT Laboratories, Ltd.
Hovione Inter Limited Bahnhofstrasse 21 CH-600 Lucerne 7 Switzerland	Drug product , less than $200,000	Hovione Inter Limited
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5.                                      SPECIAL TYPES OF COLLATERAL

a.                                      The Company and its subsidiaries own (or have any ownership interest in) the following kinds of assets.

Copyrights or copyright applications registered with the U.S. Copyright Office	Yes ☐ No X
Software registered with the U.S. Copyright Office	Yes ☐ No X
Software not registered with the U.S. Copyright Office	Yes ☐ No X
Patents and patent applications	Yes X No ☐

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Trademarks or trademark applications (including any service marks, collective marks and certification marks)	Yes X No ☐
Licenses to use trademarks, patents and copyrights of others	Yes X No ☐

Licenses, permits (including environmental), authorizations, or certifications issued by federal, state, or local governments issued to the Company and/or its subsidiaries or with respect to their assets, properties, or businesses

Yes X No ☐
Stocks, bonds or other securities held by the Company or its subsidiaries in other entities (Company or sub is the stock owner)	Yes ☐ No X
Promissory notes, or other instruments or evidence of indebtedness issued in favor of the Company or any of its subsidiaries (Company or sub is the lender)	Yes ☐ No X
Leases of equipment, security agreements naming the Company or its subsidiaries as secured party or other chattel paper (Company or sub is the lessor/secured party)	Yes X No ☐
Aircraft	Yes ☐ No X
Vessels, Boats or Ships	Yes ☐ No X
Railroad Rolling Stock	Yes ☐ No X
Motor Vehicles	Yes ☐ No X

If the answer is “yes” to any of the above questions, attach a Schedule 5(a) listing each asset owned by the Company and/or its subsidiaries (separately identified and scheduled for each entity) and identifying which party owns the asset, the relevant jurisdiction (such as IP registered in non-U.S. jurisdictions or the jurisdiction under which a motor vehicle is registered), each registration, application, or other identification number, and all other relevant information.  In the cases of licenses, include the relevant parties and the specific property being licensed, and, if any licenses are material to the Company’s and/or any of its subsidiaries’ business, provide copies of such licenses.

b.                                      The following are all banks, brokerages, or financial institutions at which the Company and its subsidiaries maintain deposit or securities accounts (excluding, however, any accounts exclusively used for payroll, payroll taxes and other employee wage or benefit payments to or for the benefit of Company’s employees):

Institution Name and Address	Account Number	Average Balance in Account	Name of Account Owner
Bank of America 530 Lytton Ave., Ste 301 Palo Alto, CA 94301	{ * }	$935,000	Anacor Pharmaceuticals, Inc.
State Street Bank 1200 Crown Colony Dr., CC1-3 Quincy, MA 02169	{ * }	$40,500,000	Anacor Pharmaceuticals, Inc.
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c.                                       Does or is it contemplated that the Company will regularly receive letters of credit from customers or other third parties to secure payments of sums owed to the Company?  The following is a list of letters of credit naming the Company as “beneficiary” thereunder:

LC Number	Name of LC Issuer	LC Applicant
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{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.                                      DEBT/ENCUMBRANCES

a.                                      The Company and its subsidiaries have the following outstanding debt for money borrowed (whether or not convertible) (please attach copies of all instruments evidencing the debt):

Name and Address of Lender	Original Principal Amount/ Principal Outstanding	Maturity Date	Secured/Unsecured (if secured, complete 6(b))

-----	-----	-----	-----

-----	-----	-----	-----

-----	-----	-----	-----

Do not list debt that is to be repaid prior to or concurrently with the Hercules Technology Growth Capital, Inc. and Hercules Technology III, L.P. loan.

b.             The Company’s and its subsidiaries’ properties are subject to the following liens or encumbrances:

Name of Holder of Lien/Encumbrance	Description of Property Encumbered	Name of Company/Subsidiary

-----	-----	-----

-----	-----	-----

-----	-----	-----

Do not list liens that are to be terminated prior to or concurrently with the Hercules Technology Growth Capital, Inc. and Hercules Technology III, L.P. loan.

7.                                      GOVERNMENT REGULATION

The Company and its subsidiaries are subject to regulation by the following federal, state or local government entity or any department, agency, or instrumentality thereof:

Name of Regulatory Entity	Description of Regulation	Company/Subsidiary

FDA	Anacor will be seeking FDA approval of new proprietary drugs.	Company X or Name of Sub

SEC / NASDAQ	Anacor is a publicly-held company.	Company X or Name of Sub

-----	-----	Company ☐ or Name of Sub

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.                                      LITIGATION

a.                                      The following is a complete list of litigation that is pending or threatened in writing and claims asserted in writing involving amounts claimed against the Company in an indefinite amount or in excess of $250,000 in each case:  NONE

b.                                      The following are the only claims which the Company has against others (other than claims on accounts receivable), which the Company is asserting or intends to assert, and in which the potential recovery exceeds $250,000:

On October 24, 2012, we provided notice to Valeant Pharmaceuticals International, Inc. ((Valeant), successor in interest to Dow Pharmaceutical Sciences, Inc. (DPS)) seeking to commence arbitration before JAMS of a breach of contract dispute under a master services agreement dated March 26, 2004 between DPS and us related to certain development services provided by DPS in connection with our efforts to develop our topical antifungal product candidate for the treatment of onychomycosis. We have asserted claims for breach of contract, breach of fiduciary duty, intentional interference with prospective business advantage and unfair competition. We are seeking injunctive relief and damages of at least $215.0 million. The final hearing is scheduled for September 2013. In May 2013, Valeant agreed that the launch of IDP-108 will not occur until after the September 2013 arbitration hearing to resolve the breach of contract dispute. As a result, the preliminary injunction hearing, which was previously scheduled for May 6-8, 2013 was canceled. We have reviewed our position carefully and believe that we have meritorious claims; however, we will need to prove such claims in the arbitration hearing.

On November 28, 2012, we filed for arbitration with JAMS for breach of contract by Medicis Pharmaceutical Corporation (Medicis) seeking damages related to payment for the achievement of certain preclinical milestones under the research and development option and license agreement with Medicis dated February 9, 2011. On December 11, 2012, apparently in reaction to our filing the arbitration demand, Medicis filed a complaint for breach of the agreement and a motion for preliminary injunction in the Delaware Court of Chancery seeking to enjoin us from prosecuting our claims through arbitration and to require us to continue to use diligent efforts to conduct research and development under the agreement. On January 16, 2013, we filed a motion requesting that the Delaware Court of Chancery dismiss the Medicis suit and send the dispute back to arbitration. On February 15, 2013, Medicis filed a brief in opposition to our motion to dismiss in favor of arbitration. On March 4, 2013, we filed a reply brief in support of our motion to dismiss. The parties recently completed oral arguments on the motion to dismiss and are awaiting the ruling on the motion. We intend to vigorously enforce our rights under the agreement and believe we have meritorious defenses against Medicis’ filed complaint and motion. Medicis was acquired by Valeant in December 2012.

9.                                      TAXES

The following taxes are due and payable and currently unpaid:

Assessing Authority	Amount and Description

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-----	-----

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10.                               INSURANCE BROKER

The following broker handles the Company’s property and liability insurance:

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Broker	Contact	Telephone	Fax	Email
Woodruff Sawyer	Regina Roque	415-399-6349	415-989-9923	rroque@woodruff-sawyer.com

11.                               OFFICERS OF THE COMPANY AND ITS SUBSIDIARIES

The following are the names and titles of the officers of the Company and its subsidiaries.

Office/Title	Name of Officer	Name of Company/Subsidiary
CEO	David Perry	Anacor Pharmaceuticals
CFO	Geoffrey Parker	Anacor Pharmaceuticals
VP Finance and Controller	Jim Marconi	Anacor Pharmaceuticals
See attached for additional Officers.	-----	-----

12.                               IRS FORM W9

The Company’s completed and executed IRS Form W9 is attached hereto as Exhibit A.

13.                               LEGAL COUNSEL

The following attorney(s) will represent the Company in connection with the loan documents:

Name of Attorney	Name of law firm / address	Telephone	Fax	Email
John Hale	Cooley LLP 3175 Hanover St. Palo Alto, CA 94304	650-843-5420	650-849-7400	jhale@cooley.com
Patty Cheng	Cooley LLP 3175 Hanover St. Palo Alto, CA 94304	650-843-5479	650-849-7400	pcheng@cooley.com

The Company acknowledges that your acceptance of this Perfection Certificate and any continuation pages does not imply any commitment on your part to enter into a loan transaction with the Company, and that any such commitment may only be made by an express written loan commitment, signed by one of your authorized officers.

Date: June 7, 2013

ANACOR PHARMACEUTICALS, INC.

By:	/s/ Lucy O. Day
Its:	VP Finance
Email:	lday@anacor.com
Phone:	650-543-7502
Fax:	650-543-7660

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Continuation Page - Additional Information

5(a) Special Types of Collateral

•                  The Company’s patent portfolio as of April 1, 2013 is attached.

•                  The Company’s trademark and trademark applications is attached.

•                  The Company has been granted licenses to utilize certain intellectual property generated jointly and individually under certain situations during the course of certain research and development programs.

•                  The Company has been issued licenses and permits to conduct business in the City of Palo Alto and in the County of Santa Clara.

•                  The Company has entered into leases for three (3) copier machines and two (2) water coolers.

•                  The Company has entered into the following material agreements:

•                  GlaxoSmithKine LLC

Research and Development Collaboration, Option and License Agreement, dated as of October 5, 2007, as amended

•                  Elanco Animal Health, a division of Eli Lilly and Company

Collaborative Research, License & Commercialization Agreement, dated as of August 25, 2010, as amended

•                  Medicis Pharmaceutical Corporation

Research and Development Option and License Agreement, dated as of February 9, 2011

•                  The Bill &Melinda Gates Foundation

Research Agreement, dated as of April 5, 2013

11.  Officers of the Company, continued:

Jake Plattner, SVP Research

Kirk Maples, SVP Program Management

Lee Zane, VP Clinical Development and Interim Chief Medical Officer

Sanjay Chanda, VP Interim Head of Drug Development

{ * }

Erik Wiberg, VP Business Development

{ * }

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A

IRS Form W9

See attached.

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Form W-9 (Rev. December 2011) Request for Taxpayer Give Form to the Department of the Treasury Identification Number and Certification requester. Do not Internal Revenue Service send to the IRS. Print or type See Specific Instructions on page 2. Name (as shown on your income tax return) Anacor Pharmaceuticals, Inc. Business name/disregarded entity name, if different from above Same As Above Check appropriate box for federal tax classification: Individual/sole proprietor  C Corporation S Corporation Partnership  Trust/estate Exempt payee Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership)  Other (see instructions)  Address (number, street, and apt. or suite no.) Requester’s name and address (optional) 1020 East Meadow Circle City, state, and ZIP code Palo Alto, CA 94303-4230 List account number(s) here (optional) Part I Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3. Social security number - - Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter. Employer identification number 2 5 - 1 8 5 4 3 8 5 Part II Certification Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or i am waiting for a number to be issued to me), and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that i am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person (defined below). Certification Instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4. Sign Signature of Here U.S. person  /s/ Lucy O. Day Date  6/7/13 General Instructions Section references are to the Internal Revenue Code unless otherwise noted. Purpose of Form A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to: 1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued), 2. Certify that you are not subject to backup withholding, or 3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income. Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9. Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are: • An individual who is a U.S. citizen or U.S. resident alien, • A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, • An estate (other than a foreign estate), or • A domestic trust (as defined in Regulations section 301.7701-7). Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income. Cat. No. 10231X Form W-9 (Rev. 12-2011) { * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:  The U.S. owner of a disregarded entity and not the entity, The U.S. grantor or other owner of a grantor trust and not the trust, and The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust. Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities). Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items: 1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien. 2. The treaty article addressing the income. 3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions. 4. The type and amount of income that qualifies for the exemption from tax. 5. Sufficient facts to justify the exemption from tax under the terms of the treaty article. Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8. What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding. You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return. Payments you receive will be subject to backup withholding if: 1. You do not furnish your TIN to the requester, 2. You do not certify your TIN when required (see the Part II instructions on page 3 for details), 3. The IRS tells the requester that you furnished an incorrect TIN, 4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or 5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only). Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9. Also see Special rules for partnerships on page 1. Updating Your Information You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies. Penalties Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties. Specific Instructions Name If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name. If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form. Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line. Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line. Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8. Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate). Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line. { * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. 2

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line. Exempt Payee If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/disregarded entity name,” sign and date the form. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. The following payees are exempt from backup withholding: 1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2), 2. The United States or any of its agencies or instrumentalities, 3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities, 4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or 5. An international organization or any of its agencies or instrumentalities. Other payees that may be exempt from backup withholding include: 6. A corporation, 7. A foreign central bank of issue, 8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States, 9. A futures commission merchant registered with the Commodity Futures Trading Commission, 10. A real estate investment trust, 11. An entity registered at all times during the tax year under the Investment Company Act of 1940, 12. A common trust fund operated by a bank under section 584(a), 13. A financial institution, 14. A middleman known in the investment community as a nominee or custodian, or 15. A trust exempt from tax under section 664 or described in section 4947. The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15. IF the payment is for . . . THEN the payment is exempt for . . . Interest and dividend payments All exempt payees except for 9 Broker transactions Exempt payees 1 through 5 and 7 through 13. Also, C corporations. Barter exchange transactions and patronage dividends Exempt payees 1 through 5 Payments over $600 required to be reported and direct sales over $5,000 (1) Generally, exempt payees 1 through 7 (2) (1) See Form 1099-MISC, Miscellaneous Income, and its instructions. (2) However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency. Part I. Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below. If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN. If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN. Note. See the chart on page 4 for further clarification of name and TIN combinations. How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676). If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester. Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8. Part II. Certification To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise. For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3. Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4. 1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification. 2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form. 3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification. { * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. 3

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations). 5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification. What Name and Number To Give the Requester For this type of account: Give name and SSN of: 1. Individual The individual 2. Two or more individuals (joint account) The actual owner of the account or, if combined funds, the first individual on the account (1) 3. Custodian account of a minor (Uniform Gift to Minors Act) The minor (2) 4. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law The grantor-trustee (1) The actual owner (1) 5. Sole proprietorship or disregarded entity owned by an individual The owner (3) 6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A)) The grantor* For this type of account: Give name and EIN of: 7. Disregarded entity not owned by an individual The owner 8. A valid trust, estate, or pension trust Legal entity (4) 9. Corporation or LLC electing corporate status on Form 8832 or Form 2553 The corporation 10. Association, club, religious, charitable, educational, or other tax-exempt organization The organization 11. Partnership or multi-member LLC The partnership 12. A broker or registered nominee The broker or nominee 13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments The public entity 14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(I)(B)) The trust (1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished. (2) Circle the minor’s name and furnish the minor’s SSN. (3) You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN. (4) List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1. * Note. Grantor also must provide a Form W-9 to trustee of trust. Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed. Secure Your Tax Records from Identity Theft Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund. To reduce your risk: • Protect your SSN, • Ensure your employer is protecting your SSN, and • Be careful when choosing a tax preparer. If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter. If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039. For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance. Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059. Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft. The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts. If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338). Visit IRS.gov to learn more about identity theft and how to reduce your risk. Privacy Act Notice Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information. { * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. 4

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 5.12

CAPITALIZATION AND SUBSIDIARIES

CAPITALIZATION

	Shares	%
Authorized Shares of Common Stock	100,000,000
Outstanding Shares of Common Stock	40,496,094	88%

Authorized Shares of Preferred Stock	10,000,000
Outstanding Shares of Preferred Stock	-

2001 Equity Incentive Plan
Outstanding Options	1,525,948	3%
Shares Reserved for Future Issuance	-

2010 Equity Incentive Plan
Outstanding Options	3,573,083	8%
Shares Reserved for Future Issuance	1,282,919

2010 Employee Stock Purchase Plan
Shares Reserved for Future Issuance	216,080

Outstanding Common Stock Warrants	451,597	1%

Total Fully Diluted Shares	46,046,722	100%

SUBSIDIARIES

None

{ * } = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.